UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-05083

VANECK VIP TRUST

(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation

666 THIRD AVENUE, NEW YORK, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end:     DECEMBER 31

Date of reporting period:   DECEMBER 31, 2019

Item 1.	REPORT TO SHAREHOLDERS.

ANNUAL REPORT December 31, 2019

VanEck VIP Trust

VanEck VIP Emerging Markets Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2019.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VAN ECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Van Eck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Van Eck share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	VanEck, its affiliates and funds sponsored or managed by VanEck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK VIP EMERGING MARKETS FUND

PRESIDENT’S LETTER

December 31, 2019 (unaudited)

Dear Shareholders:

The story for 2019 was simple and familiar—slower economic growth was combated by expansive monetary policy.

But first a comment on global growth: the two engines of the global economy, the U.S. and China, continue to move forward and we now have the prospect of at least some resolution of the trade dispute between them in the phase-one agreement. The latest economic statistics from China are steady and there are signs of “green shoots.” China’s services sector is expanding robustly and manufacturing is struggling, but not collapsing. My blog, China’s Economic Growth: Continuing Despite Headlines, shows this in two charts.

The biggest event in the markets last summer was the surge in bonds in Europe with negative interest rates. At the end of September, nearly $15 trillion worth of debt globally carried a negative yield.1 Despite moves by the European Central Bank to stimulate, not only is the European economy slowing down, but there are also concerns about just how effective central bank actions are. Looking forward, therefore, I think investors should assess their hedge against central bank uncertainty by considering, for example, their gold allocations. While high interest rate environments tend to be tough for gold (it does not pay any yield), against negative interest rates, gold and other hedges against central bank impotence should be strongly considered.

We encourage you to stay in touch with us through the videos, email subscriptions and research blogs available on our website, www.vaneck.com. I have started my own email subscription where I share interesting research—you can sign up on www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the twelve month period ended

1

VANECK VIP EMERGING MARKETS FUND

PRESIDENT’S LETTER

(unaudited) (continued)

December 31, 2019. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President

VanEck VIP Trust

January 24, 2020

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

[1]	Financial Times: September was the busiest month ever for corporate debt issuance, September 30, 2019, https://www.ft.com/content/eef8234c-e3c0-11e9-b112-9624ec9edc59
2

MANAGEMENT’S DISCUSSION

December 31, 2019 (unaudited)

The Initial Class shares of the VanEck VIP Emerging Markets Fund (the Fund) gained 30.60% for the 12 months ended December 31, 2019, significantly outperforming the MSCI Emerging Markets Investment Market Index (MSCI EM IMI),1 which gained 17.65%.

Fund Review

Stock selection was the main contributor to the outperformance of the Fund relative to its benchmark. On a country level, stocks from China, India and Indonesia contributed the most to the Fund’s relative performance, while issuers from Taiwan, United Arab Emirates and Spain detracted the most. On a sector level, exposures in the financials, industrials and consumer staples sectors helped the Fund’s performance on a relative basis, whereas information technology, energy and real estate detracted the most.

The Fund’s top three contributing individual positions during 2019 were:

1) Alibaba Group Holding (6.2% of Fund net assets*) is a leading Chinese e-commerce, cloud computing, digital media, entertainment and innovation company. We believe we have line of sight on fairly predictable growth momentum in its core businesses as well as a good understanding where and how current and future investment can leverage the current platform and enhance overall returns. In 2019, Alibaba continued to execute well and “fire on all cylinders.” This included not only its payment operations, but also its off-line businesses such as logistics. In addition, as the fourth quarter ended, people not only became more relaxed about China, but also had mildly better expectations for the economic growth.

2) A-Living Services (3.2% of Fund net assets*) is a top 10 property manager in China. The company primarily manages residential estates, charging fees for communal property management (e.g., security and landscaping) and for value-added services (e.g., O2O, kindergarten space, elderly care and property sales). We invested in this company because: a) the company operates in a consolidating industry benefitting from increased urbanization and limited management contracts; b) it has experienced a recent, substantial increase in square meters under management from parent companies, M&A activity and third-party party business; and c) as the industry is consolidating, property management fees are expected to increase. In 2019, A-Living benefited from further recognition not only of the sustainability of its earnings and the good use to which it has been putting its cash, but also the soundness of the

3

VANECK VIP EMERGING MARKETS FUND

MANAGEMENT’S DISCUSSION

(unaudited) (continued)

industry in which it operates. The company continues to add property management projects, including through third-party acquisitions, and has confirmed that accretive M&A expands its opportunity set. It has, in addition, moved into public facilities management, e.g., that of museums. As a rider, as the company’s performance illustrated, the property market in China was doing fine during 2019.

3) Ping An Insurance (Group) of China (5.6% of Fund net assets*) is one of the world’s largest financial institutions and China’s second largest insurance company with businesses spanning across life insurance, casualty business and banking. The company’s structural growth thesis is the following: a) in addition to its core life insurance business, Ping An is developing a host of disruptive and technology-driven business lines; b) its tech business includes an AI-driven healthcare platform, an online distributor of retail investments and a private cloud for SMEs; and c) the company collects and compiles highly relevant financial and medical data primarily from its ancillary businesses, Lufax and Ping An Good Doctor, which are all impressive businesses in their own right, but also serve as highly effective customer acquisition funnels to Ping An’s core insurance business. In 2019, Ping An benefited from a better appreciation in the market of the underlying value proposition of the company’s core life insurance business. In addition, capitalizing, among other things, on its position in the field of info tech, there was good execution among other of the group’s businesses, e.g., consumer banking.

The Fund’s three weakest contributing companies during 2019 were:

1)	NMC Health (1.1% of Fund net assets*) is a leading private hospital group in the UAE, with a growing presence in new markets including Saudi Arabia and Oman. We have high conviction in this company because: a) it is well-positioned in an attractive sector offering structural growth driven by rising demand, insufficient supply and a favorable regulatory environment; b) the company has increasing capabilities in high-value verticals including IVF/fertility, cosmetic surgery and long-term care, which allow NMC to continue growing revenue per patient through ongoing integration of the specialized services into existing facilities; and 3) its strong revenue and earnings growth outlook on the back of a ramp-up in utilization rates as new facilities opened in recent years along with the integration of acquired assets which enables the company to capitalize on synergies and economies of scale driving margins higher. In 2019, NMC faced not
4

only an attack from a short seller, but also aggressively promoted negative market views.

2)	HUYA (0.6% of Fund net assets*) is a leading Chinese game live streaming platform, which is one of the only high-quality pure plays on the secular eSports opportunity. We invested in this company because: a) the eSports audience is expected to grow from 400 million to 700 million by the end of 2020; b) 80-85% of all domestic eSports events are broadcast on Huya and Douyu and the company has a huge base of content creators and broadcasters; and c) it is backed by Tencent. In 2019, HUYA suffered as it continued to face the prospect of increasing competition in the short-form video market.

3)	Grupo Supervielle (sold by end of period) is a leading consumer lending bank in Argentina. The company’s structural growth thesis is the following: a) low penetration of the banking system in Argentina versus the region (approximately 16%) and also an opportunity for consolidation in the sector (approximately 77 players in the market); b) the bank has been on a growth trajectory, coupled with a successful acquisition and organic growth gaining a significant market share; and c) it is one of the leaders in consumer banking and SME - the country’s epicenter of growth opportunities. In 2019, Grupo Supervielle experienced pressure with loan growth declining and asset quality deteriorating due to the country’s macro situation and recent elections. The fundamentals of the bank were good, however the banking system in Argentina was negatively affected by high inflation and extremely high interest rates at the time. High inflation, coupled with low gross domestic product (GDP) growth prospects, hit the bank’s valuation and we made a decision to exit this position, given the ongoing uncertainty in the country.

During the period under review, no single economic factor had an over-riding impact on either emerging markets or the Fund. As the year drew to a close (and even before in some instances), both were impacted by a combination of a number of factors. Among the most important was growing economic stabilization as a result of increasing monetary stimulus from developed markets’ central banks (and, indeed, some emerging markets countries’), together with both controlled and calibrated easing by the Chinese.

While it may not have dissipated, there has certainly been a diminution in the tail risk of geopolitical events. Whatever the eventual form of any

5

VANECK VIP EMERGING MARKETS FUND

MANAGEMENT’S DISCUSSION

(unaudited) (continued)

preliminary trade deal concluded between the U.S. and China, it may be enough to provide both sides with an opportunity to claim some kind of victory. That said, however, any such deal is unlikely to solve the persistent longer-term problems. However, as things stood as the year drew to a close, it could be opined that “any deal is a good deal.”

For more information or to access investment and market insights from the investment team, visit our web site or subscribe to our commentaries. To subscribe to VanEck’s emerging markets equity updates, please contact us at 800.826.2333 or visit www.vaneck.com/subscribe to register.

The Fund is subject to the risks associated with its investments in emerging markets securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, illiquid securities, and small- or mid-cap companies. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Further, the Fund is subject to the risks associated with its investments in Chinese issuers, direct investments, emerging market securities which tends to be more volatile and less liquid than securities traded in developed countries, foreign currency transactions, foreign securities, other investment companies, Stock Connect, management, market, operational, sectors and small- and medium-capitalization companies risks. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, or political, economic or social instability. Please see the prospectus for information on these and other risk considerations.

We appreciate your participation in the VanEck VIP Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

6

David Semple Portfolio Manager	Angus Shillington Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits, which are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

*	All Fund assets referenced are Total Net Assets as of December 31, 2019.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The MSCI Emerging Markets Investable Market Index captures large, mid and small cap representation across 26 emerging markets countries and covers approximately 99% of the free float adjusted market capitalization in each country.
7

VANECK VIP EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

Average Annual Total Return 12/31/19	Fund Initial Class	MSCI EM IMI
One Year	30.60%	17.65%
Five Year	5.38%	5.30%
Ten Year	5.89%	3.60%

Average Annual Total Return 12/31/19	Fund Class S	MSCI EM IMI
One Year	30.23%	17.65%
Life* (annualized)	11.54%	10.22%
*	Inception date for Class S was 5/2/16.

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The result is compared with the Fund’s benchmark, and may include a broad-based market index

Performance of Class S shares will vary from that of the Initial Class shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

8

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

The MSCI Emerging Markets Investable Market Index captures large, mid and small cap representation across 26 emerging markets countries and covers approximately 99% of the free float adjusted market capitalization in each country.

9

VANECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 to December 31, 2019.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period* July 1, 2019 - December 31, 2019
Initial Class	Actual	$1,000.00	$1,069.20	$6.73
	Hypothetical**	$1,000.00	$1,018.70	$6.56
Class S	Actual	$1,000.00	$1,067.90	$8.08
	Hypothetical**	$1,000.00	$1,017.39	$7.88

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2019), of 1.29% on Initial Class Shares and 1.55% on Class S Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
11

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 95.9%

Brazil: 6.7%
351,400	Fleury SA #	$2,677,511
565,900	International Meal Co. Alimentacao SA #	1,182,759
249,000	IRB Brasil Resseguros SA #	2,419,017
642,000	Movida Participacoes SA #	3,068,739
289,000	Rumo SA * #	1,881,206
		11,229,232
China / Hong Kong: 33.3%
48,890	Alibaba Group Holding Ltd. (ADR) *	10,369,569
1,545,000	A-Living Services Co. Ltd. Reg S 144A #	5,331,348
216,000	Anta Sports Products Ltd. #	1,933,888
34,870	Baozun, Inc. (ADR) * †	1,154,894
6,200	BeiGene Ltd. (ADR) *	1,027,712
466,000	Beijing Enterprises Water Group Ltd. #	235,697
3,588,969	China Animal Healthcare Ltd. * # ∞	98,057
278,000	China Conch Venture Holdings Ltd. #	1,212,610
1,328,000	China Education Group Holdings Ltd. Reg S #	1,739,088
2,389,000	Fu Shou Yuan International Group Ltd. #	2,023,649
277,000	Galaxy Entertainment Group Ltd. #	2,039,167
32,000	GDS Holdings Ltd. (ADR) *	1,650,560
Number of Shares		Value

China / Hong Kong: (continued)
58,100	HUYA, Inc. (ADR) * †	$1,042,895
9,306	Kweichow Moutai Co. Ltd. #	1,583,670
7,050	New Oriental Education & Technology Group, Inc. (ADR) *	854,812
519,000	Ping An Bank Co. Ltd. #	1,227,993
154,000	Ping An Healthcare and Technology Co. Ltd. Reg S 144A * † #	1,123,998
784,000	Ping An Insurance Group Co. of China Ltd. #	9,277,433
110,000	Shenzhou International Group Holdings Ltd. #	1,607,657
159,200	Tencent Holdings Ltd. #	7,669,639
60,000	Tencent Music Entertainment Group (ADR) *	704,400
109,500	Wuxi Biologics Cayman, Inc. Reg S 144A * #	1,386,866
25,000	Yifeng Pharmacy Chain Co. Ltd. #	263,042
		55,558,644
Egypt: 2.2%
2,259,181	Cleopatra Hospital *	819,217
437,187	Commercial International Bank Egypt SAE	2,260,842
958,802	Juhayna Food Industries	513,751
		3,593,810
Georgia: 1.4%
75,700	Bank of Georgia Group Plc (GBP) #	1,635,147

See Notes to Financial Statements

12

Number of Shares		Value

Georgia: (continued)
60,700	Georgia Capital Plc (GBP) *	$741,318
		2,376,465
Germany: 1.9%
39,200	Delivery Hero SE Reg S 144A * #	3,106,961
Hungary: 0.9%
29,700	OTP Bank Nyrt #	1,555,092
India: 10.9%
227,678	Bandhan Bank Ltd. Reg S 144A #	1,626,761
494,400	Cholamandalam Investment and Finance Co. Ltd. #	2,116,696
249,200	HDFC Bank Ltd. #	4,458,496
51,400	HDFC Bank Ltd. (ADR)	3,257,218
1,420,073	Lemon Tree Hotels Ltd. Reg S 144A *	1,271,295
92,000	Oberoi Realty Ltd. #	683,943
145,800	Phoenix Mills Ltd. #	1,691,857
65,000	Reliance Industries Ltd. #	1,380,562
99,000	Titan Co. Ltd. #	1,651,187
		18,138,015
Indonesia: 2.5%
4,980,000	Bank Rakyat Indonesia Tbk PT #	1,576,299
8,450,000	Bank Tabungan Pensiunan Nasional Syariah Tbk PT * #	2,585,131
		4,161,430
Kenya: 0.8%
4,477,000	Safaricom Plc	1,395,887
Kuwait: 0.7%
118,455	Human Soft Holding Co. KSC	1,176,736
Malaysia: 1.2%
1,084,000	Malaysia Airports Holdings Bhd #	2,014,617
Number of Shares		Value

Mexico: 3.2%
536,000	Qualitas Controladora SAB de CV	$2,257,678
376,800	Regional SAB de CV	2,112,431
563,000	Unifin Financiera SAB de CV SOFOM ENR	923,073
		5,293,182
Netherlands: 2.3%
50,505	Prosus NV * #	3,779,872
Peru: 0.2%
1,665	Credicorp Ltd. (USD)	354,861
Philippines: 5.1%
3,789,000	Ayala Land, Inc. #	3,398,393
12,350,000	Bloomberry Resorts Corp. #	2,753,919
895,200	International Container Terminal Services, Inc. #	2,268,744
		8,421,056
Poland: 0.4%
13,639	Kruk SA	602,159
Russia: 3.4%
180,480	Sberbank of Russia PJSC (ADR) #	2,973,310
62,737	Yandex NV (USD) *	2,728,432
		5,701,742
Saudi Arabia: 0.1%
11,000	Leejam Sports Co. JSC #	237,676
South Africa: 2.7%
690,000	Advtech Ltd.	532,058
10,005	Naspers Ltd. #	1,637,287
1,561,924	Transaction Capital Ltd.	2,353,034
		4,522,379

See Notes to Financial Statements

13

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

South Korea: 2.8%
17,300	Douzone Bizon Co. Ltd. #	$1,209,370
7,640	Koh Young Technology, Inc. #	696,205
13,385	Samsung SDI Co. Ltd. * #	2,726,702
		4,632,277
Spain: 1.6%
109,603	CIE Automotive SA #	2,601,049
Switzerland: 0.5%
17,300	Wizz Air Holdings Plc Reg S 144A (GBP) * #	894,247
Taiwan: 2.5%
331,000	Chroma ATE, Inc. #	1,609,806
154,010	Poya International Co. Ltd. #	2,165,429
99,000	TaiMed Biologics, Inc. * #	327,070
		4,102,305
Thailand: 2.4%
458,000	CP ALL PCL #	1,103,584
1,022,826	Srisawad Corp. PCL (NVDR) #	2,333,216
944,000	Thai Beverage PCL (SGD) #	625,059
		4,061,859
Turkey: 3.2%
232,296	AvivaSA Emeklilik ve Hayat AS	544,328
684,140	MLP Saglik Hizmetleri AS Reg S 144A * #	1,838,847
709,968	Sok Marketler Ticaret AS * #	1,283,670
377,000	Tofas Turk Otomobil Fabrikasi AS #	1,700,955
		5,367,800
Number of Shares		Value

United Arab Emirates: 1.1%
80,950	NMC Health Plc (GBP) #	$1,896,607
United Kingdom: 0.7%
560,000	Helios Towers Plc * †	1,172,006
1,235,312	Hirco Plc * # ∞	0
		1,172,006
United States: 1.0%
91,300	Laureate Education, Inc. *	1,607,793
Uruguay: 0.2%
157,910	Biotoscana Investments SA (BDR) * #	390,919
Total Common Stocks (Cost: $119,834,745)		159,946,678

PREFERRED STOCKS: 1.3%

Brazil: 1.3% (Cost: $1,617,741)
230,640	Itau Unibanco Holding SA, 4.73% #	2,136,174
MONEY MARKET FUND: 2.7% (Cost: $4,585,930)
4,585,930	Invesco Treasury Portfolio — Institutional Class	4,585,930
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $126,038,416)		166,668,782
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.5% (Cost: $779,400)

See Notes to Financial Statements

14

Number of Shares		Value

Money Market Fund: 0.5%
779,400	State Street Navigator Securities Lending Government Money Market Portfolio	$779,400
Total Investments: 100.4% (Cost: $126,817,816)		167,448,182
Liabilities in excess of other assets: (0.4)%		(696,405)
NET ASSETS: 100.0%		$166,751,777

Definitions:

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
GBP	British Pound
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,010,167.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $118,653,893 which represents 71.2% of net assets.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $16,580,323, or 9.9% of net assets.

See Notes to Financial Statements

15

VANECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Communication Services	8.8%	$14,713,259
Consumer Discretionary	28.3	47,127,700
Consumer Staples	3.2	5,372,776
Energy	0.8	1,380,562
Financials	30.8	51,327,707
Health Care	7.0	11,586,804
Industrials	10.0	16,671,511
Information Technology	4.7	7,892,643
Real Estate	3.5	5,774,193
Utilities	0.1	235,697
Money Market Fund	2.8	4,585,930
	100.0%	$166,668,782

See Notes to Financial Statements

16

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Brazil	$—	$11,229,232	$—	$11,229,232
China / Hong Kong	16,804,842	38,655,745	98,057	55,558,644
Egypt	3,593,810	—	—	3,593,810
Georgia	741,318	1,635,147	—	2,376,465
Germany	—	3,106,961	—	3,106,961
Hungary	—	1,555,092	—	1,555,092
India	4,528,513	13,609,502	—	18,138,015
Indonesia	—	4,161,430	—	4,161,430
Kenya	1,395,887	—	—	1,395,887
Kuwait	1,176,736	—	—	1,176,736
Malaysia	—	2,014,617	—	2,014,617
Mexico	5,293,182	—	—	5,293,182
Netherlands	—	3,779,872	—	3,779,872
Peru	354,861	—	—	354,861
Philippines	—	8,421,056	—	8,421,056
Poland	602,159	—	—	602,159
Russia	2,728,432	2,973,310	—	5,701,742
Saudi Arabia	—	237,676	—	237,676
South Africa	2,885,092	1,637,287	—	4,522,379
South Korea	—	4,632,277	—	4,632,277
Spain	—	2,601,049	—	2,601,049
Switzerland	—	894,247	—	894,247
Taiwan	—	4,102,305	—	4,102,305
Thailand	—	4,061,859	—	4,061,859
Turkey	544,328	4,823,472	—	5,367,800
United Arab Emirates	—	1,896,607	—	1,896,607
United Kingdom	1,172,006	—	0	1,172,006
United States	1,607,793	—	—	1,607,793
Uruguay	—	390,919	—	390,919
Preferred Stocks*	—	2,136,174	—	2,136,174
Money Market Funds	5,365,330	—	—	5,365,330
Total	$48,794,289	$118,555,836	$98,057	$167,448,182
*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

17

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

Assets:
Investments, at value (Cost $126,038,416) (1)	$166,668,782
Short-term investment held as collateral for securities loaned (2)	779,400
Cash	52
Cash denominated in foreign currency, at value (Cost $6,973)	6,957
Receivables:
Shares of beneficial interest sold	346,598
Dividends and interest	77,272
Prepaid expenses	9,448
Other assets	34,526
Total assets	167,923,035
Liabilities:
Payables:
Collateral for securities loaned	779,400
Shares of beneficial interest redeemed	73,344
Due to Adviser	135,842
Due to Distributor	61
Deferred Trustee fees	85,269
Accrued expenses	97,342
Total liabilities	1,171,258
NET ASSETS	$166,751,777
Initial Class Shares:
Net Assets	$166,479,465
Shares of beneficial interest outstanding	10,994,112
Net asset value, redemption and offering price per share	$15.14
Class S Shares:
Net Assets	$272,312
Shares of beneficial interest outstanding	18,211
Net asset value, redemption and offering price per share	$14.95
Net Assets consist of:
Aggregate paid in capital	$118,552,673
Total distributable earnings (loss)	48,199,104
$166,751,777
(1) Value of securities on loan	$2,010,167
(2) Cost of short-term investment held as collateral for securities loaned	$779,400

See Notes to Financial Statements

18

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

Income:
Dividends (net of foreign taxes withheld of $261,838)		$5,162,197
Securities lending income		49,208
Total income		5,211,405
Expenses:
Management fees	$1,524,507
Distribution fees – Class S Shares	566
Transfer agent fees – Initial Class Shares	23,062
Transfer agent fees – Class S Shares	13,618
Custodian fees	61,371
Professional fees	123,713
Reports to shareholders	57,387
Insurance	13,234
Trustees’ fees and expenses	58,752
Interest	1,279
Other	63,560
Total expenses	1,941,049
Waiver of management fees	(13,506)
Net expenses		1,927,543
Net investment income		3,283,862
Net realized gain (loss) on:
Investments		4,558,617
Forward foreign currency contracts		37
Foreign currency transactions and foreign denominated assets and liabilities		(60,116)
Net realized gain		4,498,538
Net change in unrealized appreciation (depreciation) on:
Investments		32,016,137
Foreign currency transactions and foreign denominated assets and liabilities		1,094
Net change in unrealized appreciation (depreciation)		32,017,231
Net Increase in Net Assets Resulting from Operations		$39,799,631

See Notes to Financial Statements

19

VANECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$3,283,862	$797,327
Net realized gain	4,498,538	5,389,117
Net change in unrealized appreciation (depreciation)	32,017,231	(47,881,284)
Net increase (decrease) in net assets resulting from operations	39,799,631	(41,694,840)
Dividends to shareholders:
Dividends and distributions
Initial Class Shares	(4,169,713)	(485,467)
Class S Shares	(4,581)	—
Total dividends and distributions	(4,174,294)	(485,467)
Share transactions*:
Proceeds from sale of shares
Initial Class Shares	28,998,936	35,110,654
Class S Shares	146,782	144,250
	29,145,718	35,254,904
Reinvestment of dividends and distributions
Initial Class Shares	4,169,713	485,467
Class S Shares	4,581	—
	4,174,294	485,467
Cost of shares redeemed
Initial Class Shares	(36,709,497)	(46,872,965)
Class S Shares	(74,436)	(6,629)
	(36,783,933)	(46,879,594)
Net decrease in net assets resulting from share transactions	(3,463,921)	(11,139,223)
Total increase (decrease) in net assets	32,161,416	(53,319,530)
Net Assets:
Beginning of year	134,590,361	187,909,891
End of year	$166,751,777	$134,590,361
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	2,113,170	2,471,078
Shares reinvested	325,504	29,053
Shares redeemed	(2,716,189)	(3,245,170)
Net decrease	(277,515)	(745,039)
Class S Shares:
Shares sold	10,531	10,848
Shares reinvested	361	—
Shares redeemed	(5,432)	(542)
Net increase	5,460	10,306

See Notes to Financial Statements

20

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2019	2018	2017	2016		2015
Net asset value, beginning of year	$11.93	$15.63	$10.40	$10.50		$12.95
Income from investment operations:
Net investment income	0.29 (b)	0.07 (b)	0.04 (b)	0.08		0.09
Net realized and unrealized gain (loss) on investments	3.29	(3.73)	5.24		(0.08)	(1.80)
Total from investment operations	3.58	(3.66)	5.28	(0.00	)(c)	(1.71)
Less dividends and distributions from:
Net investment income	(0.06)	(0.04)	(0.05)		(0.05)	(0.07)
Net realized capital gains	(0.31)	—	—		(0.05)	(0.67)
Total dividends and distributions	(0.37)	(0.04)	(0.05)		(0.10)	(0.74)
Net asset value, end of year	$15.14	$11.93	$15.63	$10.40		$10.50
Total return (a)	30.60%	(23.49)%	51.03%		0.10%	(13.99)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$166,479	$134,440	$187,872	$121,723		$ 128,025
Ratio of gross expenses to average net assets	1.26%	1.21%	1.19%		1.18%	1.14%
Ratio of net expenses to average net assets	1.26%	1.21%	1.19%		1.18%	1.14%
Ratio of net expenses to average net assets excluding interest expense	1.26%	1.21%	1.19%	1.19	%(d)	1.13%
Ratio of net investment income to average net assets	2.15%	0.48%	0.27%		0.70%	0.71%
Portfolio turnover rate	24%	34%	42%		62%	65%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share
(d)	Excludes reimbursement from prior year custodial charge of 0.02%

See Notes to Financial Statements

21

VANECK VIP EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class S Shares
						May 2, 2016 (f)
	Year Ended					through
	December 31,					December 31,
	2019	2018		2017		2016
Net asset value, beginning of period	$11.80	$15.48		$10.36		$10.35
Income from investment operations:
Net investment income (loss)	0.28 (b)	(0.04	)(b)	(0.04	)(b)	0.01
Net realized and unrealized gain (loss) on investments	3.22	(3.64)		5.21		—	(e)
Total from investment operations	3.50	(3.68)		5.17		0.01
Less dividends and distributions from:
Net investment income	(0.04)	—		(0.05)		—
Net realized capital gains	(0.31)	—		—		—
Total dividends and distributions	(0.35)	—		(0.05)		—
Net asset value, end of period	$14.95	$11.80		$15.48		$10.36
Total return (a)	30.23%	(23.77)%		50.16%		0.10	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$272	$150		$38		$10
Ratio of gross expenses to average net assets	7.50%	19.19%		51.45%		30.43	%(d)
Ratio of net expenses to average net assets	1.55%	1.59%		1.75%		1.75	%(d)
Ratio of net expenses to average net assets excluding interest expense	1.55%	1.59%		1.75%		1.75	%(d)
Ratio of net investment income (loss) to average net assets	2.05%	(0.27)%		(0.33)%		0.12	%(d)
Portfolio turnover rate	24%	34%		42%		62	%(c)(g)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)	Calculated based upon average shares outstanding
(c)	Not annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share
(f)	Commencement of operations
(g)	Portfolio turnover is calculated at the fund level and represents a one year period.

See Notes to Financial Statements

22

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are substantially the same, except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations,
23

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

such as when a particular foreign market is closed but the Fund is open. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.
24

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.
25

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments at December 31, 2019.

Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on forward foreign currency contracts in the Statement of Operations. During the year ended December 31, 2019, the Fund held forward foreign currency contracts for 12 days. The average amounts purchased and sold (in U.S dollars) were $77,695 and $77,690, respectively. At December 31, 2019, the Fund held no forward foreign currency contracts.

The impact of transactions in derivative instruments during the year ended December 31, 2019, was as follows:

26

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contracts[1]	$37

[1]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2019 is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

H.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are determined based on the specific identification method.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses directly attributable to a specific class are charged to that class.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, until at least May 1, 2020, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments

27

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

on securities sold short, taxes, and extraordinary expenses) from exceeding 1.30% and 1.55% of average daily net assets for Initial Class Shares and for Class S Shares, respectively. For the year ended December 31, 2019, the adviser waived management fees in the amount of $13,506 for Class S shares.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

State Street Bank and Trust Company is the Fund’s custodian and securities lending agent.

Note 4—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of average daily net assets for Class S Shares and is recorded as Distribution Fees in the Statement of Operations.

Note 5—Investments—For the year ended December 31, 2019, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $36,563,159 and $45,329,748, respectively.

Note 6—Income Taxes—As of December 31, 2019, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$126,969,636	$51,341,502	$(10,862,956)	$40,478,546

At December 31, 2019, the components of distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
$ 3,119,392	$4,686,613	$(85,269)	$40,478,368	$48,199,104
28

The tax character of dividends paid to shareholders were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Ordinary income	$ 700,565	$485,467
Long-Term Capital Gains	3,473,729	—
Total Dividends Paid	$4,174,294	$485,467

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings / (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2019, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2019, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At December 31, 2019, the shareholder accounts of two insurance companies owned approximately 84%, and 14%, of the Fund’s Class S Shares, respectively. The aggregate shareholder accounts of two insurance companies owned approximately 64% and 21% of the Initial Class Shares.

29

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” on the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” on the Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral at December 31, 2019 is presented on a gross basis in the Schedule of Investments and Statement of Assets and

30

Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2019:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$2,010,167	$779,400	$1,314,845	$2,094,245

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2019:

Gross Amount of Recognized Liabilities for Securities Loaned in the Statements of Assets and Liabilities*
Equity Securities	$779,400

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2019, the average daily loan balance during the 4 day period for which a loan was outstanding amounted to $1,294,508 and the average interest rate was 3.76%. At December 31, 2019, the Fund had no outstanding borrowings under the Facility.

Note 11—Recent Accounting Pronouncements—The Fund early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of ASU 2018-13 had no material effect on the financial statements and related disclosures. Management evaluated the additional requirements, not yet adopted, and they are not expected to have a material impact to the financial statements. Public companies will be required to disclose the range and weighted average of significant unobservable inputs for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

31

VANECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

32

VANECK VIP EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck VIP Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck VIP Emerging Markets Fund (the “Fund”) (one of the series constituting VanEck VIP Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck VIP Emerging Markets Fund (one of the series constituting VanEck VIP Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures

33

VANECK VIP EMERGING MARKETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

February 14, 2020

34

VANECK VIP EMERGING MARKETS FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2019:

Record Date:	01/30/2019
Ex and Payable Date:	01/31/2019

Ordinary Income Paid Per Share–Initial Class	$0.062500

Ordinary Income Paid Per Share–Class S	$0.044200

Long-Term Capital Gains Paid Per Share–Initial Class and Class S	$0.309800

Dividends Qualifying for the Dividends Received Deduction for Corporations	0.00%*

Foreign Source Income	100.00%*

Foreign Taxes Paid Per Share–Initial Class and Class S	$0.026973

*	Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

35

VANECK VIP TRUST

SPECIAL MEETING OF SHAREHOLDERS

October 11, 2019 (unaudited)

VANECK VIP TRUST

VanEck VIP Emerging Markets Fund
VanEck VIP Global Gold Fund
VanEck VIP Global Hard Assets Fund
VanEck VIP Unconstrained Emerging Markets Bond Fund

A Special Meeting of Shareholders of VanEck VIP Trust (the “Trust”) was held at the offices of the Trust, 666 Third Avenue, 9th Floor, New York, New York 10017 on October 11, 2019. The purpose of the meeting was to elect Trustees of the Trust. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Trust: Jon Lukomnik, Jane DiRenzo Pigott, R. Alastair Short, Richard D. Stamberger, Robert L. Stelzl, and Jan F. van Eck. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal: To elect a Board of Trustees*:

Name	For	Withheld
Jon Lukomnik	25,514,194.941	842,144.970
Jane DiRenzo Pigott	25,490,919.107	865,420.804
R. Alastair Short	25,505,009.742	851,330.169
Richard D. Stamberger	25,502,062.215	854,277.696
Robert L. Stelzl	25,466,422.851	889,917.060
Jan F. van Eck	25,492,557.910	863,782.001
Total Trust Shares Outstanding**: 31,477,728.439

*	Results are for all series portfolios within the Trust.
**	As of the record date.
36

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2019 (unaudited)

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years, as of January 1, 2020, are set forth below:

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(I)	Trustee (since 2006)	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	11

Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra.

Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(I)	Trustee (since 2004); Chairperson of the Audit Committee (since 2006)	President, Apex Capital Corporation (personal investment vehicle).	66	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.
37

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2019 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Richard D. Stamberger 1959 (G)(I)	Trustee (since 1995)	President and CEO, SmartBrief, Inc. (business media company).	66	Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (G)(I)	Trustee (since 2007); Chairperson of the Governance Committee (since 2017)	Co-Trustee, the estate of Donald Koll; Trustee, Robert D. MacDonald Trust; Trustee, GH Insurance Trusts. Formerly, Trustee, Joslyn Family Trusts; President, Rivas Capital, Inc. (real estate property management services company).	11	Director, Brookfield Office Properties, Inc., Brookfield Residential Properties, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., Brookfield Property Finance ULC and Brookfield Property Split Corp.

Interested Trustee:

Jan F. van Eck(4) 1963 (I)	Trustee (Since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (Since 2010)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	66	Director, National Committee on US China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(4)	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
(I)	Member of the Investment Oversight Committee.
38

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (since 2012); Treasurer (since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
39

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2019 (unaudited) (concluded)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC, Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President; Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
40

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPEMAR

ANNUAL REPORT December 31, 2019

VanEck VIP Trust

VanEck VIP Global Gold Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2019.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VAN ECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Van Eck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Van Eck share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Global, its affiliates and funds sponsored or managed by Van Eck (collectively “Van Eck”).
What we do
How does Van Eck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Van Eck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account – unless you tell us otherwise
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a Van Eck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Van Eck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies
Other important information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Van Eck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK VIP GLOBAL GOLD FUND

PRESIDENT’S LETTER

December 31, 2019 (unaudited)

Dear Shareholders:

The story for 2019 was simple and familiar—slower economic growth was combated by expansive monetary policy.

But first a comment on global growth: the two engines of the global economy, the U.S. and China, continue to move forward and we now have the prospect of at least some resolution of the trade dispute between them in the phase-one agreement. The latest economic statistics from China are steady and there are signs of “green shoots.” China’s services sector is expanding robustly and manufacturing is struggling, but not collapsing. My blog, China’s Economic Growth: Continuing Despite Headlines, shows this in two charts.

The biggest event in the markets last summer was the surge in bonds in Europe with negative interest rates. At the end of September, nearly $15 trillion worth of debt globally carried a negative yield.1 Despite moves by the European Central Bank to stimulate, not only is the European economy slowing down, but there are also concerns about just how effective central bank actions are. Looking forward, therefore, I think investors should assess their hedge against central bank uncertainty by considering, for example, their gold allocations. While high interest rate environments tend to be tough for gold (it does not pay any yield), against negative interest rates, gold and other hedges against central bank impotence should be strongly considered.

We encourage you to stay in touch with us through the videos, email subscriptions and research blogs available on our website, www.vaneck.com. I have started my own email subscription where I share interesting research—you can sign up on www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the twelve month period ended

1

VANECK VIP GLOBAL GOLD FUND

PRESIDENT’S LETTER

(unaudited) (continued)

December 31, 2019. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President

VanEck VIP Trust

January 24, 2020

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

[1]	Financial Times: September was the busiest month ever for corporate debt issuance, September 30, 2019, https://www.ft.com/content/eef8234c-e3c0-11e9-b112-9624ec9edc59
2

MANAGEMENT’S DISCUSSION

December 31, 2019 (unaudited)

The Class S shares of the VanEck VIP Global Gold Fund (the “Fund”) gained 38.75% during the 12 months ended December 31, 2019, slightly underperforming the NYSE Arca Gold Miners Index1 (GDMNTR) which posted returns of 40.89% during the same period. The smaller cap gold mining stocks, as represented by the MVIS Global Junior Gold Miners Index2 (MVGDXJTR) gained 42.18%.

Market Review

In 2019, the gold market was positively impacted, on the one hand, by fears around global growth and the continuing trade dispute between the U.S. and China and, on the other hand, by the policy shifts of central banks around the world, in particular the U.S. Federal Reserve (Fed), toward a more accommodative stance. In June, the gold price experienced a significant and possibly historic breakout, blowing through two formidable technical barriers: the first was $1,365 an ounce on June 20; followed by $1,400 on June 21. The Fed kicked off the global easing cycle, as expected, on July 31 with its first interest rate cut since 2008. In August, gold’s rally continued as markets reacted to retaliatory threats and actions between the United States and China. Gold advanced to a six-year high of $1,557 on September 4. The gold price found support on September 12 when the European Central Bank cut deposit rates to -0.5% and announced that it would start buying $22 billion worth of debt beginning in November to try to avoid a eurozone recession. The gold market showed resilience until September 30, when U.S. dollar strength seemed to overwhelm the metal. Gold fell, entering what we view as an interim correction, consolidating its 2019 gains and trading in a narrow range between $1,450 and $1,520 per ounce during the last quarter of 2019.

The gold market appears resilient given the lack of strong catalysts lately. Although many measures of the U.S. economy have deteriorated, third quarter gross domestic product (GDP) growth, while anemic, came in above expectations and unemployment remains at historic lows. Nonetheless, we believe the potential for systemic financial stress is keeping the gold price elevated as a safe haven asset. Gold closed at $1,517.27 per ounce on December 31, recording an annual gain of $234.78 (18.31%).

Fund Review

At the end of December 2019, the Fund was almost fully invested in equities, with cash holdings representing 1.17% of net assets. The Fund held no gold bullion at the end of the period under review. The Fund

3

VANECK VIP GLOBAL GOLD FUND

MANAGEMENT’S DISCUSSION

(unaudited) (continued)

underperformed the benchmark by 2.14% largely due to positions in several majors. South African majors AngloGold Ashanti (1.8% of Fund net assets) and Gold Fields (0.7% of Fund net assets) performed well for the benchmark, however, the Fund has historically underweighted or avoided South African stocks due to elevated levels of operating, political, and social risk. Also, Mexican silver major Fresnillo (sold by the Fund during the period) underperformed due to geologic and operating issues that we believe may persist. As a result the Fund has exited its position.

The Fund’s top holding, Kirkland Lake (9.1% of Fund net assets) was able to continue its outperformance (+69.6%) despite share price weakness in the fourth quarter brought on by its announced agreement to acquire Detour Gold in an all-stock deal. This acquisition will see the company join the ranks of the senior producers with pro forma 2019 production targeted at more than 1.5 million ounces of gold.

The Fund’s top junior holding, Continental Gold (2.2% of Fund net assets) entered into an agreement to be acquired by Zijin Mining in an all-cash offer, propelling Continental’s share price to post a yearly gain of 149.6%. Continental’s Buritica mine in Colombia is expected to commence production in 2020.

Our largest Australian producer Evolution Mining (4.4% of Fund net assets) underperformed (up 5.8% during 2019). The company reported slightly weaker than expected Q3 operating results, and increased its financial year 2020 cost guidance slightly, although its production guidance was unchanged. The company entered an agreement to purchase the Red Lake gold complex in Canada from Newmont (5.3% of Fund net assets), which we view positively. However, the market tends to price in shorter-term risk for these transactions, resulting in weaker relative performance for the asset-acquiring company. Evolution Mining continues to be one of our preferred gold companies.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the gold and precious metals update, please visit vaneck.com/subscription.

We appreciate your continued investment in the VanEck VIP Global Gold Fund, and we look forward to helping you meet your investment goals in the future.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international

4

economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, commodity linked instruments, illiquid securities, and small- or mid-cap companies.

The Fund is also subject to inflation risk, market risk, non-diversification risk, leverage risk, and risks of investments in a wholly owned subsidiary. Please see the prospectus for information on these and other risk considerations.

Joseph M. Foster	Imaru Casanova
Portfolio Manager	Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits, which are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

†	All Fund assets referenced are Total Net Assets as of December 31, 2019.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

5

VANECK VIP GLOBAL GOLD FUND

MANAGEMENT’S DISCUSSION

(unaudited) (continued)

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	MVIS Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.
6

VANECK VIP GLOBAL GOLD FUND

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

Average Annual Total Return 12/31/19	Fund Class S	GDMNTR	MSCI ACWI
One Year	38.75%	40.89%	27.30%
Five Year	7.94%	10.84%	9.00%
Life*	0.90%	1.02%	9.52%
*	Inception date for the Fund was 4/26/13 (Class S).

This chart shows the value of a hypothetical $10,000 investment in the Fund since inception. The result is compared with the Fund’s benchmark, and may include a broad-based market index.	Hypothetical Growth of $10,000 (Since Inception: Class S)

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

The NYSE Arca Gold Miners Index (GDMNTR) is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in mining for gold (reflects no deduction for expenses or taxes, except withholding taxes).

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across developed and emerging market countries (reflects no deduction for expenses or taxes).

7

VANECK VIP GLOBAL GOLD FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 to December 31, 2019.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period* July 1, 2019 - December 31, 2019
Van Eck VIP Global Gold Fund
Actual	$1,000.00	$1,137.00	$7.81
Hypothetical**	$1,000.00	$1,017.90	$7.37
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2019), of 1.45%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
9

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 104.2%

Australia: 20.4%
1,349,800	Bellevue Gold Ltd. * #	$507,701
1,007,118	Cardinal Resources Ltd. *	212,023
572,192	Evolution Mining Ltd. #	1,521,134
989,510	Gold Road Resources Ltd. * #	926,446
36,700	Newcrest Mining Ltd. #	775,066
167,100	Northern Star Resources Ltd. #	1,316,892
192,139	OceanaGold Corp. (CAD)	377,309
311,109	Saracen Mineral Holdings Ltd. * #	721,479
2,121,500	West African Resources Ltd. * #	638,514
		6,996,564
Canada: 73.7%
34,087	Agnico-Eagle Mines Ltd. (USD) †	2,100,100
112,940	Alamos Gold, Inc. (USD)	679,899
52,566	Auryn Resources, Inc. *	75,901
685,088	B2Gold Corp. (USD) †	2,747,203
139,128	Barrick Gold Corp. (USD)	2,586,389
171,600	Bear Creek Mining Corp. *	362,084
186,314	Bonterra Resources, Inc. *	322,827
170,900	Columbus Gold Corp. *	21,057
180,943	Continental Gold, Inc. *	745,481
336,525	Corvus Gold, Inc. *	557,182
21,180	Detour Gold Corp. *	410,046
263,000	Eastmain Resources, Inc. *	21,266
Number of Shares		Value

Canada: (continued)
53,600	Equinox Gold Corp. (USD) *	$412,720
148,819	First Mining Gold Corp. *	29,224
234,106	Gold Standard Ventures Corp. (USD) *	200,395
221,900	Kinross Gold Corp. (USD) *	1,051,806
70,652	Kirkland Lake Gold Ltd. (USD)	3,113,634
188,209	Leagold Mining Corp. *	468,149
932,642	Liberty Gold Corp. *	782,858
155,000	Liberty Gold Corp. * # ø	127,456
38,400	Lundin Gold, Inc. *	246,330
15,300	Marathon Gold Corp *	20,030
168,000	Marathon Gold Corp. * # ø	215,470
124,700	Midas Gold Corp. *	60,499
136,200	Nighthawk Gold Corp. *	54,541
26,700	NovaGold Resources, Inc. (USD) *	239,232
558,888	Orezone Gold Corp. *	284,060
99,000	Orezone Gold Corp. * #	50,318
17,700	Osisko Gold Royalties Ltd. (USD)	171,867
243,000	Osisko Mining, Inc. *	757,884
142,800	Otis Gold Corp. *	13,746
117,100	Premier Gold Mines Ltd. *	177,650
42,600	Pretium Resources, Inc. (USD) *	474,138
177,100	Probe Metals, Inc. *	156,840
789,100	Pure Gold Mining, Inc. *	492,219
469,506	Rio2 Ltd. *	144,625
469,300	Sabina Gold and Silver Corp. *	693,894
224,000	Semafo, Inc. *	465,750

See Notes to Consolidated Financial Statements

10

Number of Shares		Value

Canada: (continued)
41,700	SSR Mining, Inc. (USD) *	$803,142
63,500	TMAC Resources, Inc. Reg S *	184,845
56,700	Wheaton Precious Metals Corp. (USD)	1,686,825
277,748	Yamana Gold, Inc. (USD)	1,097,105
		25,306,687
Monaco: 0.5%
9,740	Endeavour Mining Corp. (CAD) *	183,991
South Africa: 2.4%
27,040	AngloGold Ashanti Ltd. (ADR)	604,074
35,300	Gold Fields Ltd. (USD)	232,980
		837,054
United States: 7.2%
98,900	Argonaut Gold, Inc. (CAD) *	148,516
42,168	Newmont Mining Corp.	1,832,200
3,940	Royal Gold, Inc.	481,665
		2,462,381
Total Common Stocks (Cost: $23,281,621)		35,786,677

WARRANTS: 0.5%

Canada: 0.5%
61,000	Alio Gold, Inc. (CAD 3.44, expiring 01/22/20) * # ∞	0
42,000	Allegiant Gold Ltd. (CAD 1.20, expiring 01/30/20) * # ø ∞	0
16,000	Bonterra Resources, Inc. (CAD 3.10, expiring 08/20/21) * # ø ∞	4,066
27,985	Leagold Mining Corp. (CAD 3.70, expiring 05/24/20) * # ∞	5,011
Number of Shares		Value

Canada: (continued)
352,000	Liberty Gold Corp. (CAD 0.60, expiring 10/02/21) * # ∞	$121,982
84,000	Marathon Gold Corp. (CAD 1.60, expiring 09/30/21) * # ø ∞	23,287
61,000	Probe Metals, Inc. (CAD 1.45, expiring 06/19/20) * # ∞	2,818
159,000	Pure Gold Mining, Inc. (CAD 0.85, expiring 05/24/20) * # ∞	8,265
144,500	Pure Gold Mining, Inc. (CAD 0.85, expiring 07/18/22) * # ∞	23,368
Total Warrants (Cost: $71,496)		188,797
MONEY MARKET FUND: 1.2% (Cost: $401,430)
401,430	Invesco Treasury Portfolio — Institutional Class	401,430
Total Investments Before Collateral for Securities Loaned: 105.9% (Cost: $23,754,547)		36,376,904
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 7.7% (Cost: $2,627,775)
Money Market Fund: 7.7%
2,627,775	State Street Navigator Securities Lending Government Money Market Portfolio	2,627,775
Total Investments: 113.6% (Cost: $26,382,322)		39,004,679
Liabilities in excess of other assets: (13.6)%		(4,669,414)
NET ASSETS: 100.0%		$34,335,265

See Notes to Consolidated Financial Statements

11

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $4,424,044.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $6,989,273 which represents 20.4% of net assets.
ø	Restricted Security – the aggregate value of restricted securities is $370,279, or 1.1% of net assets.
∞	Security is valued using pricing models and significant unobservable inputs that factor in volatility and discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Restricted securities held by the Fund as of December 31, 2019 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Allegiant Gold Ltd. Warrants	11/20/2017	42,000	$0	$0	0.0%
Bonterra Resources, Inc. Warrants	08/16/2019	16,000	6,551	4,066	0.0
Liberty Gold Corp.	09/06/2019	155,000	64,669	127,456	0.4
Marathon Gold Corp.	09/26/2019	168,000	157,762	215,470	0.6
Marathon Gold Corp. Warrants	09/26/2019	84,000	9,289	23,287	0.1
			$238,271	$370,279	1.1%

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Diversified Metals & Mining	0.3%	$97,167
Gold	90.9	33,071,514
Precious Metals & Minerals	3.1	1,119,968
Silver	4.6	1,686,825
Money Market Fund	1.1	401,430
	100.0%	$36,376,904

See Notes to Consolidated Financial Statements

12

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$589,332	$6,407,232	$—	$6,996,564
Canada	24,913,443	393,244	—	25,306,687
Monaco	183,991	—	—	183,991
South Africa	837,054	—	—	837,054
United States	2,462,381	—	—	2,462,381
Warrants*	—	—	188,797	188,797
Money Market Funds	3,029,205	—	—	3,029,205
Total	$32,015,406	$6,800,476	$188,797	$39,004,679

*	See Consolidated Schedule of Investments for geographic sector breakouts.

See Notes to Consolidated Financial Statements

13

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

Assets:
Investments, at value (Cost $23,754,547) (1)	$36,376,904
Short-term investment held as collateral for securities loaned (2)	2,627,775
Cash denominated in foreign currency, at value (Cost $236)	236
Receivables:
Investments sold	292,153
Dividends and interest	7,863
Prepaid expenses	3,037
Total assets	39,307,968
Liabilities:
Payables:
Investments purchased	257,897
Collateral for securities loaned	2,627,775
Shares of beneficial interest redeemed	1,985,759
Due to Adviser	5,143
Due to Custodian	17
Due to Distributor	7,347
Deferred Trustee fees	13,826
Accrued expenses	74,939
Total liabilities	4,972,703
NET ASSETS	$34,335,265
Shares of beneficial interest outstanding	3,980,616
Net asset value, redemption and offering price per share	$8.63
Net Assets consist of:
Aggregate paid in capital	$29,348,797
Total distributable earnings (loss)	4,986,468
$34,335,265
(1) Value of securities on loan	$4,424,044
(2) Cost of short-term investment held as collateral for securities loaned	$2,627,775

See Notes to Consolidated Financial Statements

14

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

Income:
Dividends (net of foreign taxes withheld of $14,018)		$243,222
Securities lending income		915
Total income		244,137
Expenses:
Management fees	$221,505
Distribution fees	73,837
Transfer agent fees	15,120
Administration fees	73,837
Custodian fees	26,453
Professional fees	114,762
Reports to shareholders	22,170
Insurance	3,438
Trustees’ fees and expenses	17,110
Interest	490
Other	128
Total expenses	568,850
Waiver of management fees	(139,639)
Net expenses		429,211
Net investment loss		(185,074)
Net realized loss on:
Investments		(81,072)
Foreign currency transactions and foreign denominated assets and liabilities		(2,289)
Net realized loss		(83,361)
Net change in unrealized appreciation (depreciation) on:
Investments		9,637,562
Foreign currency transactions and foreign denominated assets and liabilities		(139)
Net change in unrealized appreciation (depreciation)		9,637,423
Net Increase in Net Assets Resulting from Operations		$9,368,988

See Notes to Consolidated Financial Statements

15

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2019	2018
Operations:
Net investment loss	$(185,074)	$(102,671)
Net realized loss	(83,361)	(907,738)
Net change in unrealized appreciation (depreciation)	9,637,423	(2,380,859)
Net increase (decrease) in net assets resulting from operations	9,368,988	(3,391,268)
Distributions to shareholders from:
Dividends and distributions	—	(628,368)
Share transactions*:
Proceeds from sale of shares	19,263,357	13,149,811
Reinvestment of dividends and distributions	—	628,368
Cost of shares redeemed	(16,503,073)	(8,912,469)
Net increase in net assets resulting from share transactions	2,760,284	4,865,710
Total increase in net assets	12,129,272	846,074
Net Assets:
Beginning of year	22,205,993	21,359,919
End of year	$34,335,265	$22,205,993
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Shares sold	2,585,780	1,997,299
Shares reinvested	—	86,088
Shares redeemed	(2,177,905)	(1,319,350)
Net increase	407,875	764,036

See Notes to Consolidated Financial Statements

16

VANECK VIP GLOBAL GOLD FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Year Ended December 31,
	2019		2018		2017		2016	2015
Net asset value, beginning of year	$6.22		$7.60		$7.11		$4.83	$6.42
Income from investment operations:
Net investment loss	(0.05	)(b)	(0.03	)(b)	(0.07	)(b)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	2.46		(1.13)		0.91		2.35	(1.54)
Total from investment operations	2.41		(1.16)		0.84		2.31	(1.56)
Less dividends and distributions from:
Net investment income	—		(0.22)		(0.35)		(0.03)	—
Net realized capital gains	—		—		—		—	(0.03)
Total dividends and distributions	—		(0.22)		(0.35)		(0.03)	(0.03)
Net asset value, end of year	$8.63		$6.22		$7.60		$7.11	$4.83
Total return (a)	38.75%		(15.70)%		11.63%		48.25%	(24.43)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$34,335		$22,206		$21,360		$19,524	$7,750
Ratio of gross expenses to average net assets	1.92%		2.18%		2.03%		1.84%	2.46%
Ratio of net expenses to average net assets	1.45%		1.45%		1.45%		1.45%	1.45%
Ratio of net expenses to average net assets excluding interest expense	1.45%		1.45%		1.45%		1.45%	1.45%
Ratio of net investment loss to average net assets	(0.63)%		(0.51)%		(0.96)%		(1.00)%	(0.57)%
Portfolio turnover rate	32%		45%		65%		57%	44%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)	Calculated based upon average shares outstanding.

See Notes to Consolidated Financial Statements

17

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2019

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Gold Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The Fund may effect certain investments through the wholly owned VIP Gold Fund Subsidiary (the “Subsidiary”). The Fund currently offers a single class of shares: Class S shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.
Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations,
18

such as when a particular foreign market is closed but the Fund is open. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.
19

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation—The Subsidiary, a Cayman Islands exempted company, was incorporated on January 25, 2013. The Subsidiary acts as an investment vehicle in order to effect certain investments on behalf of the Fund. All interfund account balances and transactions between the Fund and Subsidiary have been eliminated in consolidation. As of December 31, 2019, the Fund held $20,223 in its Subsidiary, representing 0.06% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Consolidated Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Consolidated Statement of Operations.
20

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Consolidated Schedule of Investments.

G.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. Warrants held at December 31, 2019 are reflected in the Consolidated Schedule of Investments.

H.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the year ended December 31, 2019.
21

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

I.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2019 is presented in the Consolidated Schedule of Investments and in the Consolidated Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

J.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Realized gains and losses are determined based on the specific identification method.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets, 0.65% of the next $250 million of average daily net assets and 0.50% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2020, to waive management fees and assume expenses to prevent the Fund’s total annual operating expense (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.45% of the Fund’s average daily net assets. Refer to the Consolidated Statement of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2019.

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for the Fund per year on the first $750 million of the average daily net

22

assets, and 0.20% per year of the average daily net assets in excess of $750 million. The amount received by the Adviser pursuant to this contract for the year ended December 31, 2019 is recorded as Administration fees in the Consolidated Statement of Operations.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

State Street Bank and Trust Company is the Fund’s custodian and securities lending agent.

Note 4—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of the Fund’s average daily net assets and is recorded as Distribution Fees in the Consolidated Statement of Operations.

Note 5—Investments—For the year ended December 31, 2019, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $14,600,918 and $9,299,988, respectively.

Note 6—Income Taxes—As of December 31, 2019, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

	Gross	Gross	Net Unrealized
Tax Cost	Unrealized	Unrealized	Appreciation
of Investments	Appreciation	Depreciation	(Depreciation)
$30,651,255	$10,626,567	$(2,252,920)	$8,373,647

At December 31, 2019, the components of distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed	Accumulated	Other	Unrealized	Total
Ordinary	Capital	Temporary	Appreciation	Distributable
Income	Losses	Differences	(Depreciation)	Earnings (Loss)
$2,499,616	$(5,936,113)	$(13,826)	$8,436,791	$4,986,468

The tax character of dividends paid to shareholders were as follows:

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
Ordinary income	$ —	$628,368
23

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

At December 31, 2019, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(2,129,472)	$(3,806,641)	$(5,936,113)

During the year ended December 31, 2019, as a result of permanent book to tax differences due to a net operating loss and losses from the Fund’s Subsidiary, the Fund incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Increase (Decrease) in Distributable Earnings	Increase (Decrease) in Aggregate Paid in Capital
$4,492	$(4,492)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2019, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

24

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal, and by investing in gold bullion and coins. In addition, the Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At December 31, 2019, the aggregate shareholder accounts of three insurance companies owned approximately 72%, 17% and 9% of the Fund’s outstanding shares of beneficial interest.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities

25

VANECK VIP GLOBAL GOLD FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Consolidated Statement of Operations. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Consolidated Schedule of Investments or Consolidated Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral at December 31, 2019 is presented on a gross basis in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2019:

Market Value
of Securities	Cash	Non-Cash
on Loan	Collateral	Collateral*	Total Collateral
$4,424,044	$2,627,775	$2,070,532	$4,698,307

*	The non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2019:

Gross Amount of Recognized Liabilities for Securities Loaned in the Statement of Assets and Liabilities*
Equity Securities	$2,627,775

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the

26

unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2019, the average daily loan balance during the 23 day period for which a loan was outstanding amounted to $235,642 and the average interest rate was 3.45%. At December 31, 2019, the Fund had no outstanding borrowings under the Facility.

Note 11—Recent Accounting Pronouncements—The Fund early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of ASU 2018-13 had no material effect on the financial statements and related disclosures. Management evaluated the additional requirements, not yet adopted, and they are not expected to have a material impact to the financial statements. Public companies will be required to disclose the range and weighted average of significant unobservable inputs for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the consolidated financial statements were issued.

27

VANECK VIP GLOBAL GOLD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck VIP Global Gold Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of VanEck VIP Global Gold Fund (the “Fund”) (one of the series constituting VanEck VIP Trust (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of VanEck VIP Global Gold Fund (one of the series constituting VanEck VIP Trust) at December 31, 2019, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

28

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

February 14, 2020

29

VANECK VIP TRUST

SPECIAL MEETING OF SHAREHOLDERS

October 11, 2019 (unaudited)

VANECK VIP TRUST

VanEck VIP Emerging Markets Fund

VanEck VIP Global Gold Fund

VanEck VIP Global Hard Assets Fund

VanEck VIP Unconstrained Emerging Markets Bond Fund

A Special Meeting of Shareholders of VanEck VIP Trust (the “Trust”) was held at the offices of the Trust, 666 Third Avenue, 9th Floor, New York, New York 10017 on October 11, 2019. The purpose of the meeting was to elect Trustees of the Trust. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Trust: Jon Lukomnik, Jane DiRenzo Pigott, R. Alastair Short, Richard D. Stamberger, Robert L. Stelzl, and Jan F. van Eck. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal: To elect a Board of Trustees*:

Name	For	Withheld
Jon Lukomnik	25,514,194.941	842,144.970
Jane DiRenzo Pigott	25,490,919.107	865,420.804
R. Alastair Short	25,505,009.742	851,330.169
Richard D. Stamberger	25,502,062.215	854,277.696
Robert L. Stelzl	25,466,422.851	889,917.060
Jan F. van Eck	25,492,557.910	863,782.001
Total Trust Shares Outstanding**: 31,477,728.439
*	Results are for all series portfolios within the Trust.
**	As of the record date.
30

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2019 (unaudited)

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years, as of January 1, 2020, are set forth below:

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years
Independent Trustees:
Jon Lukomnik 1956 (A)(I)	Trustee (since 2006)	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Chairman of the Board of the New York Classical Theatre.
Jane DiRenzo Pigott 1957 (I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	11

Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra.

Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(I)	Trustee (since 2004); Chairperson of the Audit Committee (since 2006)	President, Apex Capital Corporation (personal investment vehicle).	66	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.
31

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2019 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years
Richard D. Stamberger 1959 (G)(I)	Trustee (since 1995)	President and CEO, SmartBrief, Inc. (business media company).	66	Director, Food and Friends, Inc.
Robert L. Stelzl 1945 (G)(I)	Trustee (since 2007); Chairperson of the Governance Committee (since 2017)	Co-Trustee, the estate of Donald Koll; Trustee, Robert D. MacDonald Trust; Trustee, GH Insurance Trusts. Formerly, Trustee, Joslyn Family Trusts; President, Rivas Capital, Inc. (real estate property management services company).	11	Director, Brookfield Office Properties, Inc., Brookfield Residential Properties, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., Brookfield Property Finance ULC and Brookfield Property Split Corp.
Interested Trustee:
Jan F. van Eck(4) 1963 (I)	Trustee (Since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (Since 2010)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	66	Director, National Committee on US China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(4)	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
(I)	Member of the Investment Oversight Committee.
32

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.
Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (since 2012); Treasurer (since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.
F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.
Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
33

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2019 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.
James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC, Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.
Jonathan R. Simon, 1974	Senior Vice President; Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
34

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGGAR

ANNUAL REPORT December 31, 2019

VanEck VIP Trust

VanEck VIP Global Hard Assets Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2019.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VAN ECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Van Eck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Van Eck share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Global, its affiliates and funds sponsored or managed by Van Eck (collectively “Van Eck”).
What we do
How does Van Eck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Van Eck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account – unless you tell us otherwise
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a Van Eck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Van Eck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies
Other important information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Van Eck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK VIP GLOBAL HARD ASSETS FUND

PRESIDENT’S LETTER

December 31, 2019 (unaudited)

Dear Shareholders:

The story for 2019 was simple and familiar—slower economic growth was combated by expansive monetary policy.

But first a comment on global growth: the two engines of the global economy, the U.S. and China, continue to move forward and we now have the prospect of at least some resolution of the trade dispute between them in the phase-one agreement. The latest economic statistics from China are steady and there are signs of “green shoots.” China’s services sector is expanding robustly and manufacturing is struggling, but not collapsing. My blog, China’s Economic Growth: Continuing Despite Headlines, shows this in two charts.

The biggest event in the markets last summer was the surge in bonds in Europe with negative interest rates. At the end of September, nearly $15 trillion worth of debt globally carried a negative yield.1 Despite moves by the European Central Bank to stimulate, not only is the European economy slowing down, but there are also concerns about just how effective central bank actions are. Looking forward, therefore, I think investors should assess their hedge against central bank uncertainty by considering, for example, their gold allocations. While high interest rate environments tend to be tough for gold (it does not pay any yield), against negative interest rates, gold and other hedges against central bank impotence should be strongly considered.

We encourage you to stay in touch with us through the videos, email subscriptions and research blogs available on our website, www.vaneck.com. I have started my own email subscription where I share interesting research—you can sign up on www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the twelve month period ended

1

VANECK VIP GLOBAL HARD ASSETS FUND

(PRESIDENT’S LETTER

(unaudited) (continued)

December 31, 2019. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President

VanEck VIP Trust

January 24, 2020

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

[1]	Financial Times: September was the busiest month ever for corporate debt issuance, September 30, 2019, https://www.ft.com/content/eef8234c-e3c0-11e9-b112-9624ec9edc59
2

MANAGEMENT’S DISCUSSION

December 31, 2019 (unaudited)

The Initial Class shares of the VanEck VIP Global Hard Assets Fund (the Fund) gained 11.87% for the 12 months ended December 31, 2019, underperforming the S&P® North American Natural Resources Sector Index (SPGINRTR)1 which gained 17.63%. The most significant impact on the natural resources market and the Fund stemmed from continuing concerns around trade and how they weighed on global growth. In addition, fears around a slowdown in growth in China and a strong U.S. dollar led to less than ideal conditions in emerging markets. In the second half of the year, these were joined by concerns both around Brexit (and what it might mean for an already weak Europe) and political events in the U.S.

Market Review

The biggest takeaway for crude oil and energy stocks was that, on the one hand, the price of crude oil rose during the year, West Texas Intermediate (WTI) was up over 34% and, on the other hand, the performance of energy equities was disappointing. Despite the fact that any lasting effect on the price of oil due to the September attacks on both Saudi Arabia’s largest oil-processing center at Abqaiq and its Khurais oil field appeared to be minimal, crude oil prices firmed on the back of a number of other developments in the market during the year, including “OPEC+” quota cuts and the huge Saudi Aramco IPO in early December. (We believe we shall see further positive ramifications of this offering in 2020.) In addition, oil consumption in the fourth quarter of 2019 was forecast by U.S. Energy Information Administration to hit an all-time record high of 101.6 million barrels per day (mbd), over 1 mbd greater than in 2018.2 Despite increasing evidence of the effectiveness of capital discipline (optimizing cash generation from current operations) and with the industry starting to deliver free cash flow, energy stocks continued to languish.

We also saw some further consolidation within the shale oil and gas exploration and production space during the year. Of particular note was the completion, in early-August, of Occidental Petroleum Corporation’s purchase of Anadarko Petroleum Corporation, in a deal that was seen as further diversifying Occidental’s asset base. In another example, on October 14, in a deal seen as enhancing 2020 free cash flow and bolting on further acreage, Parsley Energy Inc. (4.2% of Fund net assets*) announced its acquisition of Jagged Peak Energy in all-stock transaction. In mid-December, as it sought to add acreage in the Delaware region of the field, Permian basin operator WPX Energy, Inc. (1.9% of Fund net assets*) announced it would purchase privately held Denver-based Felix

3

VANECK VIP GLOBAL HARD ASSETS FUND

MANAGEMENT’S DISCUSSION

(unaudited) (continued)

Energy in a $2.5 billion deal.3 Because of the deal, WPX Energy was able not only to initiate a dividend, but also to accelerate financial metrics.

After a volatile year, copper and aluminum finished the year somewhat stronger on the back of some alleviation of trade and geopolitical concerns. However, while, on the year, copper was up very slightly, 3.50%, aluminum ended the year down 1.95%. Nickel rallied significantly during 2019 (driven in particular by a reconfirmation by the Indonesian government of its restrictive export policy), to end up 31.20% on the year. Lead and zinc were, however, down on the year: 4.65% and 7.90% respectively.

In 2019, with the shift in the U.S. Federal Reserve’s policies and its funding rates, the interest environment became very favorable for gold. Real interest rates turned negative and such rates are nearly always a positive environment for gold. In addition, gold’s rise against most currencies in 2019 underlined rising risks, both financially and geopolitically, across the world.

As the industry appeared to consolidate further, in the fourth quarter of the year we also witnessed an unprecedented level of mergers and acquisitions (M&A) activity among gold mining companies. In November and December alone, announcements were made of seven M&A deals (involving 12 companies). Four of the deals were asset sales, with mid-tier companies buying non-core mining properties located in Canada, Australia and Senegal. The other three deals were mergers or acquisitions, each with a different structure.

Among other things, grains were negatively impacted by restrictions resulting from the trade stand-off. However, less than ideal weather during the overall planting and growing season provided some support for prices. On the fertilizer front, because of the weather, applications were way down on the year. That said, this bodes well for applications in 2020. However, while there has been oversupply (particularly of potash), the industry has responded, somewhat surprisingly, by shuttering some production. The nitrogen market, though, remains stable.

The energy transition continued, and distinctively changed pace during 2019, with everyone from integrated oil majors to the largest diversified mining companies implementing targeted strategies towards mitigating environmental impacts. We have, in addition, seen further investment in sustainably profitable alternative energy businesses.

4

Fund Review

Three key aspects that contributed to underperformance of the Fund relative to its benchmark were: significantly underweight positions and underperformance in the strongly performing oil and gas storage and transportation sub-industry (exposure to which remains, essentially, an interest rate “play”); overweight positions and underperformance in the oil and gas exploration and production sub-industry; and significantly underweight positions and underperformance in the oil and gas refining and marketing subindustries.

The sub-industries that made the strongest relative positive contributions were: gold; semiconductor equipment (solar energy); and packaged food and meat (to which the benchmark had no exposure).

The Fund’s top three performing individual positions were: semiconductor equipment company SolarEdge Technologies (3.0% of Fund net assets*), whose excellent performance was driven by strong global solar inverter demand and excellent cost control; gold mining company Barrick Gold (5.7% of Fund net assets*) for whom the integration with Randgold went well during 2019, following the completion of its merger at the very start of the year; and Agnico Eagle Mines (4.0% of Fund net assets*) which saw the successful start-ups of its Meliadine and Amaruq gold mines in Canada’s Nunavut territory.

The Fund’s three weakest performing companies were oil and gas exploration and production company Encana (1.9% of Fund net assets*), oil and gas storage and transport company Golar LNG (1.3% of Fund net assets*) and diversified metals and mining company Glencore (sold during the year). While Encana failed to dispel concerns about both its acquisition of Newfield and the sustainability of reserves in one of its key areas, the SCOOP/STACK in Oklahoma, for Golar, underperformance resulted from investor fatigue around the slow pace in recognizing cash flows as customer contracts (all already with long lead times) were pushed out because of the lack of urgency in securing capacity in a low gas price environment. The Fund exited its position in Glencore because of increased governance concerns after the announcement of a bribery investigation by U.K.’s Serious Fraud Office (SFO).

As a team staffed with former geologist and engineers, we have and will continue to emphasize a bottom-up investment approach-seeking to identify natural resource companies that we believe have the highest quality management teams and assets, trade at a significant discount to

5

VANECK VIP GLOBAL HARD ASSETS FUND

MANAGEMENT’S DISCUSSION

(unaudited) (continued)

their intrinsic value and their peers, and that are well-positioned to deliver shareholder value over the long run.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the natural resources and commodities updates, please visit www.vaneck.com/subscribe.

We very much appreciate your continued investment in the VanEck VIP Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Shawn Reynolds Portfolio Manager	Charles T. Cameron Deputy Portfolio Manager

The Fund is subject to risks associated with concentrating its investments in Canadian issuers, commodities and commodity-linked derivatives, commodities and commodity-linked derivatives tax, derivatives, direct investments, emerging market securities, foreign currency transactions, foreign securities, other investment companies, management, market, operational, small- and medium-capitalization companies and hard assets sectors risks, including, precious metals and natural resources, that can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. Please see the prospectus for information on these and other risk considerations.

6

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits, which are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

*	All Fund assets referenced are Total Net Assets as of December 31, 2019.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1 S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies, but excludes the chemicals industry and steel sub-industry.

2 U.S. Energy Information Administration: Short-Term Energy Outlook (STEO), December 2019, https://www.eia.gov/outlooks/steo/pdf/steo_full.pdf

3 Reuters: WPX Energy expands in Delaware basin with $2.5 billion Felix deal, December 16, 2019, https://www.reuters.com/article/us-felix-energy-m-a-wpx-energy/wpx-energy-to-buy-delaware-basin-operator-felix-in-25-billion-deal-idUSKBN1YK14N

7

VANECK VIP GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

Average Annual Total Return 12/31/19	Fund Initial Class	SPGINRTR	MSCI ACWI
One Year	11.87%	17.63%	27.30%
Five Year	(5.48%)	(1.41%)	9.00%
Ten Year	(2.80%)	1.39%	9.37%

Average Annual Total Return 12/31/19	Fund Class S	SPGINRTR	MSCI ACWI
One Year	11.55%	17.63%	27.30%
Five Year	(5.72%)	(1.41%)	9.00%
Ten Year	(3.06%)	1.39%	9.37%

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class S shares will vary from that of the Initial Class shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

8

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

The S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies (reflects no deduction for expenses or taxes).

MSCI All Country World Index (MSCI ACWI) represents large- and mid-cap companies across developed and emerging market countries (reflects no deduction for expenses or taxes).

9

VANECK VIP GLOBAL HARD ASSETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 to December 31, 2019.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period* July 1, 2019 - December 31, 2019
Van Eck VIP Global Hard Assets Fund
Initial Class	Actual	$1,000.00	$994.30	$5.88
	Hypothetical**	$1,000.00	$1,019.31	$5.96
Class S	Actual	$1,000.00	$992.40	$7.13
	Hypothetical**	$1,000.00	$1,018.05	$7.22

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2019), of 1.17% on Initial Class, and 1.42% on Class S Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
11

VANECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2019

Number of Shares		Value

COMMON STOCKS: 96.0%

Bermuda: 1.3%
235,400	Golar LNG Ltd. (USD) †	$3,347,388
Canada: 23.7%
164,722	Agnico-Eagle Mines Ltd. (USD) †	10,148,522
769,274	Barrick Gold Corp. (USD)	14,300,804
1,044,865	Encana Corp. (USD) †	4,900,417
951,300	First Quantum Minerals Ltd.	9,648,162
794,200	Kinross Gold Corp. (USD) *	3,764,508
456,200	Lundin Mining Corp. †	2,726,204
177,265	Nutrien Ltd. (USD) †	8,492,766
333,300	Teck Resources Ltd. (USD)	5,789,421
		59,770,804
Cayman Islands: 0.5%
110,200	Alussa Energy Acquisition Corp. (USD) *	1,110,816
Israel: 3.0%
79,000	SolarEdge Technologies, Inc. (USD) *	7,512,110
Netherlands: 1.3%
55,800	Royal Dutch Shell Plc (ADR) †	3,346,326
United Kingdom: 7.4%
332,100	Anglo American Plc #	9,540,540
155,200	Rio Tinto Plc (ADR)	9,212,672
		18,753,212
Number of Shares		Value

United States: 58.8%
65,200	Brigham Minerals, Inc.	$1,397,888
42,000	Bunge Ltd.	2,417,100
161,300	Cabot Oil & Gas Corp.	2,808,233
203,200	CF Industries Holdings, Inc.	9,700,768
41,500	Chart Industries, Inc. *	2,800,835
61,200	Chevron Corp.	7,375,212
50,400	Cimarex Energy Co.	2,645,496
297,100	CNX Resources Corp. *	2,629,335
95,294	Concho Resources, Inc.	8,344,896
88,133	Corteva, Inc.	2,605,212
108,147	Diamondback Energy, Inc.	10,042,530
15,633	Dow, Inc.	855,594
15,633	DuPont de Nemours, Inc.	1,003,639
67,400	EOG Resources, Inc.	5,645,424
203,900	Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	6,561,502
18,200	IPG Photonics Corp. *	2,637,544
78,600	Kirby Corp. *	7,037,058
106,300	Louisiana-Pacific Corp.	3,153,921
240,096	Newmont Mining Corp.	10,432,171
48,000	Ormat Technologies, Inc.	3,576,960
563,200	Parsley Energy, Inc.	10,650,112
137,100	PBF Energy, Inc.	4,300,827
132,900	PDC Energy, Inc. *	3,477,993
66,300	Pioneer Natural Resources Co.	10,035,831
141,100	ProPetro Holding Corp. *	1,587,375
63,026	Solaris Oilfield Infrastructure, Inc. †	882,364

See Notes to Financial Statements

12

Number of Shares		Value

United States: (continued)
87,300	Steel Dynamics, Inc.	$2,971,692
354,700	Sunrun, Inc. * †	4,898,407
245,100	Transocean Ltd. * †	1,686,288
69,400	Tyson Foods, Inc.	6,318,176
121,600	Viper Energy Partners LP	2,998,656
353,100	WPX Energy, Inc. *	4,851,594
		148,330,633
Total Common Stocks (Cost: $204,856,190)		242,171,289
MONEY MARKET FUND: 4.1% (Cost: $10,370,947)
10,370,947	Invesco Treasury Portfolio – Institutional Class	10,370,947
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $215,227,137)		252,542,236
Number of Shares		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.5% (Cost: $11,404,319)
Money Market Fund: 4.5%
11,404,319	State Street Navigator Securities Lending Government Money Market Portfolio	$11,404,319
Total Investments: 104.6% (Cost: $226,631,456)		263,946,555
Liabilities in excess of other assets: (4.6)%		(11,529,213)
NET ASSETS: 100.0%		$252,417,342

Definitions:

ADR	American Depositary Receipt
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $25,883,352.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $9,540,540 which represents 3.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Staples	3.5%	$8,735,276
Energy	37.3	94,065,001
Industrials	5.8	14,736,300
Information Technology	4.0	10,149,654
Materials	41.3	104,346,596
Real Estate	2.6	6,561,502
Utilities	1.4	3,576,960
Money Market Fund	4.1	10,370,947
	100.0%	$252,542,236

See Notes to Financial Statements

13

VANECK VIP GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Bermuda	$3,347,388	$—	$—	$3,347,388
Canada	59,770,804	—	—	59,770,804
Cayman Islands	1,110,816	—	—	1,110,816
Israel	7,512,110	—	—	7,512,110
Netherlands	3,346,326	—	—	3,346,326
United Kingdom	9,212,672	9,540,540	—	18,753,212
United States	148,330,633	—	—	148,330,633
Money Market Funds	21,775,266	—	—	21,775,266
Total	$254,406,015	$9,540,540	$—	$263,946,555

See Notes to Financial Statements

14

VANECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

Assets:
Investments, at value (Cost $215,227,137) (1)	$252,542,236
Short-term investment held as collateral for securities loaned (2)	11,404,319
Cash	30,490
Cash denominated in foreign currency, at value (Cost $21)	21
Receivables:
Shares of beneficial interest sold	462,133
Dividends and interest	204,233
Prepaid expenses	10,203
Other assets	21,913
Total assets	264,675,548
Liabilities:
Payables:
Investments purchased	212,620
Collateral for securities loaned	11,404,319
Shares of beneficial interest redeemed	168,133
Due to Adviser	207,840
Due to Distributor	25,207
Deferred Trustee fees	148,552
Accrued expenses	91,535
Total liabilities	12,258,206
NET ASSETS	$252,417,342
Initial Class Shares:
Net Assets	$132,329,537
Shares of beneficial interest outstanding	6,950,407
Net asset value, redemption and offering price per share	$19.04
Class S Shares:
Net Assets	$120,087,805
Shares of beneficial interest outstanding	6,575,605
Net asset value, redemption and offering price per share	$18.26
Net Assets consist of:
Aggregate paid in capital	$376,444,869
Total distributable earnings (loss)	(124,027,527)
$252,417,342
(1) Value of securities on loan	$25,883,352
(2) Cost of short-term investment held as collateral for securities loaned	$11,404,319

See Notes to Financial Statements

15

VANECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

Income:
Dividends (net of foreign taxes withheld of $96,814)		$4,885,691
Securities lending income		3,814
Total income		4,889,505
Expenses:
Management fees	$2,470,160
Distribution fees – Class S	287,745
Transfer agent fees – Initial Class	30,272
Transfer agent fees – Class S Shares	23,294
Custodian fees	25,530
Professional fees	109,340
Reports to shareholders	120,255
Insurance	17,243
Trustees’ fees and expenses	31,978
Other	2,984
Total expenses		3,118,801
Net investment income		1,770,704
Net realized loss on:
Investments		(29,976,382)
Foreign currency transactions and foreign denominated assets and liabilities		(3,849)
Net realized loss		(29,980,231)
Net change in unrealized appreciation (depreciation) on:
Investments		55,750,371
Net Increase in Net Assets Resulting from Operations		$27,540,844

See Notes to Financial Statements

16

VANECK VIP GLOBAL HARD ASSETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income (loss)	$1,770,704	$(10,361)
Net realized loss	(29,980,231)	(13,708,679)
Net change in unrealized appreciation (depreciation)	55,750,371	(79,867,969)
Net increase (decrease) in net assets resulting from operations	27,540,844	(93,587,009)
Share transactions*:
Proceeds from sale of shares
Initial Class Shares	25,344,496	34,932,920
Class S Shares	29,955,189	27,127,504
	55,299,685	62,060,424
Cost of shares redeemed
Initial Class Shares	(40,126,391)	(51,066,791)
Class S Shares	(26,780,250)	(29,225,061)
	(66,906,641)	(80,291,852)
Net decrease in net assets resulting from share transactions	(11,606,956)	(18,231,428)
Total increase (decrease) in net assets	15,933,888	(111,818,437)
Net Assets:
Beginning of year	236,483,454	348,301,891
End of year	$252,417,342	$236,483,454
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	1,381,122	1,576,548
Shares redeemed	(2,189,815)	(2,258,568)
Net decrease	(808,693)	(682,020)
Class S Shares:
Shares sold	1,709,863	1,263,288
Shares redeemed	(1,512,475)	(1,347,376)
Net increase (decrease)	197,388	(84,088)

See Notes to Financial Statements

17

VANECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2019	2018	2017		2016	2015
Net asset value, beginning of year	$17.02	$23.74	$24.14		$16.88	$25.37
Income from investment operations:
Net investment income (loss)	0.15 (b)	0.02 (b)	(0.05	)(b)	(0.05)	0.10
Net realized and unrealized gain (loss) on investments	1.87	(6.74)	(0.35)		7.39	(8.58)
Total from investment operations	2.02	(6.72)	(0.40)		7.34	(8.48)
Less dividends from:
Net investment income	—	—	—		(0.08)	(0.01)
Net asset value, end of year	$19.04	$17.02	$23.74		$24.14	$16.88
Total return (a)	11.87%	(28.31)%	(1.66)%		43.71%	(33.45)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$132,330	$132,081	$200,403		$224,612	$176,087
Ratio of gross expenses to average net assets	1.15%	1.10%	1.09%		1.06%	1.05%
Ratio of net expenses to average net assets	1.15%	1.10%	1.09%		1.06%	1.05%
Ratio of net expenses to average net assets excluding interest expense	1.15%	1.10%	1.09%		1.06%	1.05%
Ratio of net investment income (loss) to average net assets	0.84%	0.10%	(0.21)%		(0.24)%	0.43%
Portfolio turnover rate	32%	15%	15%		45%	21%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)	Calculated based upon average shares outstanding

See Notes to Financial Statements

18

VANECK VIP GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class S Shares
	Year Ended December 31,
	2019	2018		2017		2016	2015
Net asset value, beginning of year	$16.37	$22.89		$23.33		$16.35	$24.64
Income from investment operations:
Net investment income (loss)	0.10 (b)	(0.03	)(b)	(0.10	)(b)	(0.09)	0.04
Net realized and unrealized gain (loss) on investments	1.79	(6.49)		(0.34)		7.15	(8.32)
Total from investment operations	1.89	(6.52)		(0.44)		7.06	(8.28)
Less dividends from:
Net investment income	—	—		—		(0.08)	(0.01)
Net asset value, end of year	$18.26	$16.37		$22.89		$23.33	$16.35
Total return (a)	11.55%	(28.48)%		(1.89)%		43.41%	(33.62)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$120,088	$104,402		$147,898		$172,185	$91,635
Ratio of gross expenses to average net assets	1.40%	1.35%		1.34%		1.30%	1.31%
Ratio of net expenses to average net assets	1.40%	1.35%		1.34%		1.30%	1.31%
Ratio of net expenses to average net assets excluding interest expense	1.40%	1.35%		1.34%		1.30%	1.31%
Ratio of net investment income (loss) to average net assets	0.58%	(0.14)%		(0.47)%		(0.50)%	0.17%
Portfolio turnover rate	32%	15%		15%		45%	21%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)	Calculated based upon average shares outstanding

See Notes to Financial Statements

19

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Global Hard Assets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. market, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations,
20

such as when a particular foreign market is closed but the Fund is open. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
21

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

	Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to share holders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a
22

combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the year ended December 31, 2019.

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2019 is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are determined based on the specific identification method.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based on its relative net assets. Expenses directly attributable to a specific class are charged to that class.
23

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2020, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.20% and 1.45% of average daily net assets for Initial Class Shares and Class S Shares, respectively. During the year ended December 31, 2019, there were no waivers or expense reimbursements.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

State Street Bank and Trust Company is the Fund’s custodian and securities lending agent.

Note 4—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is 0.25% of average daily net assets for Class S Shares and is recorded as Distribution Fees in the Statement of Operations.

Note 5—Investments—For the year ended December 31, 2019, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated to $74,798,596 and $76,543,901, respectively.

Note 6—Income Taxes—As of December 31, 2019, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

24

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$234,635,828	$63,076,395	$(33,765,668)	$29,310,727

At December 31, 2019, the components of distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$1,886,128	$(155,075,830)	$(148,552)	$29,310,727	$(124,027,527)

There were no distributions paid by the Fund during the years ended December 31, 2019 and December 31, 2018.

At December 31, 2019, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
$(9,201,502)	$(145,874,328)	$(155,075,830)

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings / (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2019, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2019, the Fund did not incur any interest or penalties.

Note 7—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include

25

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal, and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At December 31, 2019, the aggregate shareholder accounts of three insurance companies owned approximately 47%, 23% and 10%, of the Initial Class Shares and three insurance companies owned approximately 40%, 31% and 12% of the Class S Shares.

A more complete description of risks is included in the Fund’s prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” on the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” on the Statement of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could

26

cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at December 31, 2019 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2019:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral*	Total Collateral
$25,883,352	$11,404,319	$15,134,370	$26,538,689

*	The non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2019:

Gross Amount of Recognized Liabilities for Securities Loaned in the Statement of Assets and Liabilities*
Equity Securities	$11,404,319

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or

27

VANECK VIP GLOBAL HARD ASSETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2019, the Fund did not borrow under the Facility.

Note 11—Recent Accounting Pronouncements—The Fund early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of ASU 2018-13 had no material effect on the financial statements and related disclosures. Management evaluated the additional requirements, not yet adopted, and they are not expected to have a material impact to the financial statements. Public companies will be required to disclose the range and weighted average of significant unobservable inputs for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck VIP Global Hard Assets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck VIP Global Hard Assets Fund (the “Fund”) (one of the series constituting VanEck VIP Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck VIP Global Hard Assets Fund (one of the series constituting VanEck VIP Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and

29

VANECK VIP GLOBAL HARD ASSETS FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

February 14, 2020

30

VANECK VIP TRUST

SPECIAL MEETING OF SHAREHOLDERS

October 11, 2019 (unaudited)

VANECK VIP TRUST

VanEck VIP Emerging Markets Fund

VanEck VIP Global Gold Fund

VanEck VIP Global Hard Assets Fund

VanEck VIP Unconstrained Emerging Markets Bond Fund

A Special Meeting of Shareholders of VanEck VIP Trust (the “Trust”) was held at the offices of the Trust, 666 Third Avenue, 9th Floor, New York, New York 10017 on October 11, 2019. The purpose of the meeting was to elect Trustees of the Trust. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Trust: Jon Lukomnik, Jane DiRenzo Pigott, R. Alastair Short, Richard D. Stamberger, Robert L. Stelzl, and Jan F. van Eck. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal: To elect a Board of Trustees*:

Name	For	Withheld
Jon Lukomnik	25,514,194.941	842,144.970
Jane DiRenzo Pigott	25,490,919.107	865,420.804
R. Alastair Short	25,505,009.742	851,330.169
Richard D. Stamberger	25,502,062.215	854,277.696
Robert L. Stelzl	25,466,422.851	889,917.060
Jan F. van Eck	25,492,557.910	863,782.001
Total Trust Shares Outstanding**: 31,477,728.439

*	Results are for all series portfolios within the Trust.
**	As of the record date.
31

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2019 (unaudited)

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years, as of January 1, 2020, are set forth below:

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(I)	Trustee (since 2006)	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	11

Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra.

Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(I)	Trustee (since 2004); Chairperson of the Audit Committee (since 2006)	President, Apex Capital Corporation (personal investment vehicle).	66	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.
32

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Richard D. Stamberger 1959 (G)(I)	Trustee (since 1995)	President and CEO, SmartBrief, Inc. (business media company).	66	Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (G)(I)	Trustee (since 2007); Chairperson of the Governance Committee (since 2017)	Co-Trustee, the estate of Donald Koll; Trustee, Robert D. MacDonald Trust; Trustee, GH Insurance Trusts. Formerly, Trustee, Joslyn Family Trusts; President, Rivas Capital, Inc. (real estate property management services company).	11	Director, Brookfield Office Properties, Inc., Brookfield Residential Properties, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., Brookfield Property Finance ULC and Brookfield Property Split Corp.

Interested Trustee:

Jan F. van Eck(4) 1963 (I)	Trustee (Since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (Since 2010)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	66	Director, National Committee on US China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(4)	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
(I)	Member of the Investment Oversight Committee.
33

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2019 (unaudited) (continued)

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (since 2012); Treasurer (since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
34

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC, Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President; Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
35

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPGHAAR

ANNUAL REPORT December 31, 2019

VanEck VIP Trust

VanEck VIP Unconstrained Emerging Markets Bond Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment adviser are as of December 31, 2019.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VAN ECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  assets and payment history

■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Van Eck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Van Eck share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
To limit our sharing

Call us at 1-800-826-2333.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call us at 1-800-826-2333.

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Global, its affiliates and funds sponsored or managed by Van Eck (collectively “Van Eck”).
What we do
How does Van Eck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Van Eck collect my personal information?

We collect your personal information, for example, when you

■  open an account or give us your income information

■  provide employment information or give us your contact information

■  tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes—information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account – unless you tell us otherwise
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include companies with a Van Eck name such as Van Eck Securities Corporation and others such as Market Vectors Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Van Eck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies
Other important information

California Residents — In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents — In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among Van Eck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

PRESIDENT’S LETTER

December 31, 2019 (unaudited)

Dear Shareholders:

The story for 2019 was simple and familiar—slower economic growth was combated by expansive monetary policy.

But first a comment on global growth: the two engines of the global economy, the U.S. and China, continue to move forward and we now have the prospect of at least some resolution of the trade dispute between them in the phase-one agreement. The latest economic statistics from China are steady and there are signs of “green shoots.” China’s services sector is expanding robustly and manufacturing is struggling, but not collapsing. My blog, China’s Economic Growth: Continuing Despite Headlines, shows this in two charts.

The biggest event in the markets last summer was the surge in bonds in Europe with negative interest rates. At the end of September, nearly $15 trillion worth of debt globally carried a negative yield.1 Despite moves by the European Central Bank to stimulate, not only is the European economy slowing down, but there are also concerns about just how effective central bank actions are. Looking forward, therefore, I think investors should assess their hedge against central bank uncertainty by considering, for example, their gold allocations. While high interest rate environments tend to be tough for gold (it does not pay any yield), against negative interest rates, gold and other hedges against central bank impotence should be strongly considered.

We encourage you to stay in touch with us through the videos, email subscriptions and research blogs available on our website, www.vaneck.com. I have started my own email subscription where I share interesting research—you can sign up on www.vaneck.com. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

We sincerely thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for the fund for the twelve month period ended

1

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

PRESIDENT’S LETTER

(unaudited) (continued)

December 31, 2019. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President

VanEck VIP Trust

January 24, 2020

Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. To obtain a prospectus and summary prospectus, which contain this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

[1]	Financial Times: September was the busiest month ever for corporate debt issuance, September 30, 2019, https://www.ft.com/content/eef8234c-e3c0-11e9-b112-9624ec9edc59
2

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

MANAGEMENT’S DISCUSSION

December 31, 2019 (unaudited)

The Initial Class shares of the VanEck VIP Unconstrained Emerging Markets Bond Fund (the Fund) gained 12.61% over the 12 month period ended December 31, 2019, while the Fund’s benchmark-a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index Global Diversified Index1 (EMBI) and 50% J.P. Morgan Government Bond Index Emerging Markets Global Diversified Index2 (GBI-EM)-gained 14.31% over the same period. (The EMBI gained 15.04% and the GBI-EM gained 13.47%.) The Fund gradually increased its local currency exposure during 2019, but kept it below 50%. Fund duration was generally lower than that of the benchmarks. The Fund’s underperformance in 2019 was due to low, or no, ownership of Mexico, Indonesia, Thailand, Colombia and Turkey.

Market Review

Emerging markets (EM) debt’s strong overall performance in 2019 was based on the steady, strong performance of hard currency debt (EMBI) combined with a more a volatile path for local currency debt (GBI-EM), though both ended the year near highs. Hard currency debt was anchored by steadily declining U.S. Treasury yields. Local currency debt ultimately benefited from these lower yields, but was buffeted by currency weakness due to escalations of trade tension between the U.S. and China.

The big drivers of EM debt markets for 2019 were lower U.S. interest rates and trade tension between the U.S. and China. The year saw U.S. 10-year yields decline by around 70bps to approximately 1.9% by year-end. This drove all fixed income asset classes higher, including strong returns for investment grade bonds. These lower yields were due to higher uncertainty, and high-rated bonds did very well relative to lower-rated bonds. Because China’s currency is so central to anchoring EM currencies and because Chinese demand is so central to commodity imports, developments on the trade front were closely watched by EM debt markets. Setbacks were generally met with weaker EM currencies. Nonetheless, as the trade narrative for 2019 increasingly became one of eventual agreement, EM currencies were ultimately able to stabilize.

Another big driver for EM debt markets in 2019 was Argentina, which saw the imposition of capital controls that effectively shut the country’s local currency bond market and a collapse in hard currency bond prices as default risk rose. By the end of 2019, it was hard to see broader evidence of this Argentine dislocation, but its initial impact in the second quarter was serious, particularly for the peso. Capital controls resulted in local currency bonds being excluded from the GBI-EM. Also, the Fitch rating agency briefly and mistakenly assigned a “selective default” rating on

3

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

MANAGEMENT’S DISCUSSION

(unaudited) (continued)

Argentina’s foreign-law hard currency bonds, forcing sales by European pension funds which are not allowed to hold such bonds (the rating action was eventually reversed). By the end of 2019, though, a newly-elected government was finally inaugurated and formed a cabinet, which turned out to be more market-friendly than had been priced in and there turned out to be almost no lasting contagion to broader EM markets.

Fund Review

In 2019, Ukraine and Brazil, followed by Venezuela, El Salvador, Belarus and Peru contributed most to the Fund’s performance. Ukraine was by far the largest contributor (contributing over 2% to Fund performance). The Fund was invested in corporate and sovereign bonds in hard currency, as well as in local currency government bonds. Ukraine’s performance was driven by a newly elected government that implemented an extremely aggressive reform program and which appears to be negotiating peace with neighboring Russia. For the second large contributor, Brazil, the Fund was also invested in corporate and sovereign bonds in hard currency, as well as in local currency government bonds. Here, too, asset prices were boosted by the successful implementation of pension reform by a newly-elected government, as well as ongoing reform and growth momentum. Ukraine and Brazil’s contributions highlight the Fund’s preference for uncorrelated exposures based on country-specific drivers.

We should provide a brief note on Argentina, given its importance to the overall market for a portion of 2019, as well as the Fund’s large exposure to country. In 2019, the Fund had a significant overweight exposure to Argentina. It tactically reduced this exposure before the acute selloff in July and August of 2019, but still maintained an overweight after this tactical reduction. Following the acute selloff, though, the Fund increased its exposure. By the end of 2019, Argentina’s policy became clearer and more market-friendly than many had anticipated, boosting bond prices. Despite its large exposure for the year, the Fund lost just under 1.25% in Argentina for 2019, while the 50/50 benchmark had much smaller allocations to Argentina and lost approximately 1.5%.

During the year, the Fund took forward positions in a number of currencies that permitted long positions in securities. Forward positions in the Chilean peso, Korean won and South African rand contributed positively to the Fund’s performance. Forward positions in the Euro, Thailand baht, Mexican peso, Turkish lira and Brazilian real detracted.

4

Forwards as a whole slightly reduced the Fund’s positive performance for the period.

The Fund’s underperformance was due to not owning some countries that exhibited very strong performance. Although the Fund had exposure to Mexico in 2019, it was underweight local currency Mexican bonds that did exceptionally well. The same was true for Indonesia. Turkey also did very well in 2019, but the Fund continues to avoid exposure to the country due to what we see as yet-unrealized risks. One could also argue that the Fund lost by not investing in Russia in 2019. However, the Fund had exposure to Ukraine and Belarus as quasi-proxies, which more than compensated for Russia’s missed gains.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the emerging markets bonds updates, please visit www.vaneck.com/subscribe.

We thoroughly appreciate your participation in the VanEck VIP Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

The Fund is subject to risks associated with its investments in emerging markets debt securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, counterparty risk, interest rate risk, sovereign debt risk, tax risk, hedging risk, non-diversification risk, and risks associated with noninvestment grade securities. Please see the prospectus for information on these and other risk considerations.

5

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

MANAGEMENT’S DISCUSSION

(unaudited) (continued)

Eric Fine Portfolio Manager	David Austerweil Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits, which are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes.

An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	J.P Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S.-dollar emerging markets debt benchmark (reflects no deduction for expenses or taxes).

[2]	The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries (reflects no deduction for expenses or taxes).
6

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2019 (unaudited)

Average Annual
Total Return	Fund	50% GBI-EM
12/31/19	Initial Class	50% EMBI	GBI-EM	EMBI
One Year	12.61%	14.31%	13.47%	15.04%
Five Year	1.88%	4.57%	2.78%	6.24%
Ten Year	2.13%	4.86%	2.71%	6.90%

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 years. The result is compared with the Fund’s benchmark, and may include a broad-based market index.	Hypothetical Growth of $10,000

On May 1, 2013, the Van Eck VIP Global Bond Fund implemented changes to its principal investment strategies and changed its name to the Van Eck VIP Unconstrained Emerging Markets Bond Fund. On May 1, 2015, the Van Eck VIP Unconstrained Emerging Markets Bond Fund changed its primary benchmark from the GBI-EM to the blended benchmark of 50% EMBI and 50% GBI-EM to reflect the unconstrained long-only nature of the Fund.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees, if any, and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An

7

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

The 50/50 benchmark (“the Index”) is a blended index consisting of 50% J.P Morgan Emerging Markets Bond Index (EMBI) Global Diversified and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) (reflects no deduction for expenses or taxes).

J.P Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S.-dollar emerging markets debt benchmark (reflects no deduction for expenses or taxes).

The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries (reflects no deduction for expenses or taxes).

8

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2019 to December 31, 2019.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

			Expenses Paid
		Ending	During the Period*
	Beginning	Account Value	July 1, 2019 -
	Account Value	December 31,	December 31,
	July 1, 2019	2019	2019
Actual	$1,000.00	$1,024.70	$5.61
Hypothetical**	$1,000.00	$1,019.66	$5.60

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2019), of 1.10%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
10

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2019

Principal Amount			Value

CORPORATE BONDS: 21.6%

Argentina: 1.5%
USD	292,000	Cia General de Combustibles SA Reg S 9.50%, 11/07/21	$244,667
	69,000	IRSA Inversiones y Representaciones SA Reg S 11.50%, 07/20/20	68,310
			312,977
Cayman Islands: 2.4%
		CAR, Inc. Reg S
	134,000	6.00%, 02/11/21	124,643
CNY	1,000,000	6.50%, 04/04/21	132,076
USD	244,000	NagaCorp. Ltd. 144A 9.38%, 05/21/21	259,012
			515,731
Georgia: 1.3%
	272,000	TBC Bank JSC 144A 5.75%, 06/19/24	281,534
Indonesia: 1.1%
	233,000	Chandra Asri Petrochemical Tbk PT Reg S 4.95%, 11/08/24	229,198
Ireland: 2.3%
	227,000	Aragvi Finance International DAC 144A 12.00%, 04/09/24	242,890
	231,000	Eurotorg LLC via Bonitron DAC 144A 8.75%, 10/30/22	246,824
			489,714
Luxembourg: 2.5%
	263,000	CSN Resources SA 144A 7.63%, 04/17/26 †	280,580
	271,000	Puma International Financing SA Reg S 5.00%, 01/24/26	255,006
			535,586
Mexico: 0.5%
	120,000	Corp. GEO SAB de CV Reg S 9.25%, 06/30/20 (d) *∞	2
	105,000	Cydsa SAB de CV 144A 6.25%, 10/04/27	108,188
			108,190
Mongolia: 1.1%
	264,000	Mongolian Mining Corp./Energy Resources LLC 144A 9.25%, 04/15/24	241,135

See Notes to Financial Statements

11

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Netherlands: 3.4%
		IHS Netherlands Holdco BV 144A
USD	106,000	7.13%, 03/18/25	$112,042
	143,000	8.00%, 09/18/27	152,431
	267,000	Mong Duong Finance Holdings BV 144A 5.13%, 05/07/29	274,009
	176,505	MV24 Capital BV 144A 6.75%, 06/01/34	186,768
			725,250
Nigeria: 1.2%
	246,000	Seplat Petroleum Development Co. Plc 144A 9.25%, 04/01/23	257,729
Norway: 1.0%
	200,000	DNO ASA Reg S 144A 8.75%, 05/31/23	204,500
Singapore: 1.1%
	237,000	Medco Oak Tree Pte Ltd. 144A 7.38%, 05/14/26	241,916
United Arab Emirates: 1.2%
	237,000	ADES International Holding Plc 144A 8.63%, 04/24/24	247,072
United Kingdom: 1.0%
	182,000	Tullow Oil Plc 144A 7.00%, 03/01/25 †	153,664
	66,000	Tullow Oil Plc Reg S 7.00%, 03/01/25	55,724
			209,388
Total Corporate Bonds (Cost: $4,554,691)			4,599,920

FOREIGN GOVERNMENT OBLIGATIONS: 73.8%

Angola: 4.0%
		Angolan Government International Bonds 144A
	263,000	8.00%, 11/26/29 †	281,336
	525,000	9.13%, 11/26/49 †	563,079
			844,415
Argentina: 9.4%
CHF	650,000	Argentine Republic Government International Bond Reg S 3.38%, 10/12/20	399,584
		Argentine Republic Government International Bonds
USD	447,000	5.63%, 01/26/22	232,579
	2,037,000	6.88%, 04/22/21	1,105,887

See Notes to Financial Statements

12

Principal Amount			Value

Argentina: (continued)
USD	524,000	Provincia de Buenos Aires Reg S 9.95%, 06/09/21	$255,450
			1,993,500
Azerbaijan: 2.9%
	571,000	Republic of Azerbaijan International Bond 144A 5.13%, 09/01/29	623,531
Belarus: 4.7%
BYN	488,000	Development Bank of the Republic of Belarus JSC 144A 12.00%, 05/15/22	233,633
USD	291,000	Republic of Belarus International Bond 144A 6.20%, 02/28/30	309,870
	421,000	Republic of Belarus International Bond Reg S 6.88%, 02/28/23	450,100
			993,603
Brazil: 4.3%
		Brazil Notas do Tesouro Nacional, Series F
BRL	2,380,000	10.00%, 01/01/27	696,325
	756,000	10.00%, 01/01/29	227,123
			923,448
Chile: 3.1%
CLP	435,000,000	Bonos de la Tesoreria de la Republica de Chile Reg S 144A 4.70%, 09/01/30	659,393
Czech Republic: 2.8%
CZK	12,290,000	Czech Republic Government Bond 2.75%, 07/23/29	597,170
Dominican Republic: 1.9%
DOP	10,500,000	Dominican Republic International Bond 144A 9.75%, 06/05/26	203,642
	10,920,000	Dominican Republic International Bond Reg S 8.90%, 02/15/23	205,927
			409,569
El Salvador: 6.5%
		El Salvador Government International Bonds Reg S
USD	213,000	5.88%, 01/30/25	225,070
	325,000	7.65%, 06/15/35 †	371,616
	401,000	8.25%, 04/10/32	478,833
	245,000	8.63%, 02/28/29	294,698
			1,370,217
Indonesia: 4.9%
		Indonesia Treasury Bonds
IDR	9,695,000,000	8.25%, 05/15/29	754,405
	3,645,000,000	8.38%, 03/15/34	281,596
			1,036,001

See Notes to Financial Statements

13

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Laos: 1.0%
USD	212,000	Lao People’s Democratic Republic International Bond 144A 6.88%, 06/30/21	$208,820
Malaysia: 3.0%
MYR	2,594,000	Malaysia Government Bond 3.48%, 06/14/24	641,663
Mexico: 5.9%
		Petroleos Mexicanos
USD	533,000	6.63%, 06/15/35	547,889
MXN	13,780,000	7.47%, 11/12/26	641,073
USD	64,000	Petroleos Mexicanos 144A 6.49%, 01/23/27	68,176
			1,257,138
South Africa: 7.0%
		Republic of South Africa Government Bonds
ZAR	11,114,000	8.00%, 01/31/30	741,300
	9,251,000	10.50%, 12/21/26	739,382
			1,480,682
Ukraine: 2.8%
UAH	4,019,000	Ukraine Government Bond 17.00%, 05/11/22	184,044
USD	81,000	Ukraine Government International Bond 144A 7.38%, 09/25/32	86,607
	310,000	Ukraine Government International Bond Reg S 7.38%, 09/25/32	331,457
			602,108
United Kingdom: 2.8%
UAH	13,900,000	Ukreximbank Via Biz Finance Plc Reg S 16.50%, 03/02/21	594,055
Uruguay: 6.8%
		Uruguay Government International Bonds Reg S
UYU	40,699,000	8.50%, 03/15/28	943,458
	18,789,000	9.88%, 06/20/22	496,271
			1,439,729
Total Foreign Government Obligations (Cost: $15,544,107)			15,675,042

See Notes to Financial Statements

14

Number of Shares		Value

COMMON STOCK: 0.0%

Mexico: 0.0% (Cost: $0)
3,236	Corp. GEO SAB de CV * # ∞	$0
MONEY MARKET FUND: 2.8% (Cost: $584,428)
584,428	Invesco Treasury Portfolio—Institutional Class	584,428
Total Investments Before Collateral for Securities Loaned: 98.2% (Cost: $20,683,226)		20,859,390
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.8% (Cost: $814,970)
MONEY MARKET FUND: 3.8%
814,970	State Street Navigator Securities Lending Government Money Market Portfolio	814,970
Total Investments: 102.0% (Cost: $21,498,196)		21,674,360
Liabilities in excess of other assets: (2.0)%		(428,057)
NET ASSETS: 100.0%		$21,246,303

Definitions:

BRL	Brazilian Real
BYN	Belarusian Ruble
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan
CZK	Czech Koruna
DOP	Dominican Peso
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
UAH	Ukrainian Hryvnia
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

See Notes to Financial Statements

15

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:

(d)	Security in default of coupon payment
*	Non-income producing
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classifed as Level 3 in the fair value hierarchy.
†	Security fully or partially on loan. Total market value of securities on loan is $1,563,523.
#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $0 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $6,728,381, or 31.7% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Basic Materials	3.0%	$617,966
Consumer, Cyclical	2.4	505,836
Consumer, Non-cyclical	1.2	256,719
Energy	10.0	2,088,181
Financial	2.8	592,734
Government	75.2	15,675,042
Industrial	1.3	264,475
Utilities	1.3	274,009
Money Market Fund	2.8	584,428
	100.0%	$20,859,390

See Notes to Financial Statements

16

The summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$4,599,918	$2	$4,599,920
Foreign Government Obligations*	—	15,675,042	—	15,675,042
Common Stocks*	—	—	0	0
Money Market Funds	1,399,398	—	—	1,399,398
Total	$1,399,398	$20,274,960	$2	$21,674,360

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

17

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

Assets:
Investments, at value (Cost $20,683,226) (1)	$20,859,390
Short-term investment held as collateral for securities loaned (2)	814,970
Cash	760,486
Receivables:
Investments sold	437,044
Shares of beneficial interest sold	33,546
Due from Adviser	4,015
Dividends and interest	364,141
Prepaid expenses	3,005
Other assets	2,374
Total assets	23,278,971
Liabilities:
Payables:
Investments purchased	1,117,003
Collateral for securities loaned	814,970
Shares of beneficial interest redeemed	23,547
Deferred Trustee fees	13,510
Accrued expenses	63,638
Total liabilities	2,032,668
NET ASSETS	$21,246,303
Shares of beneficial interest outstanding	2,439,460
Net asset value, redemption and offering price per share	$8.71
Net Assets consist of:
Aggregate paid in capital	$22,382,154
Total distributable earnings (loss)	(1,135,851)
$21,246,303
(1) Value of securities on loan	$1,563,523
(2) Cost of short-term investment held as collateral for securities loaned	$814,970

See Notes to Financial Statements

18

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2019

Income:
Dividends		$8,511
Interest (net of foreign taxes withheld of $12,372)		1,760,875
Securities lending income		130
Total income		1,769,516
Expenses:
Management fees	$209,972
Transfer agent fees	19,169
Custodian fees	27,923
Professional fees	106,148
Reports to shareholders	30,899
Insurance	3,540
Trustees’ fees and expenses	5,997
Interest	317
Total expenses	403,965
Waiver of management fees	(172,747)
Net expenses		231,218
Net investment income		1,538,298
Net realized gain (loss) on:
Investments (net of foreign taxes of $12,574)		570,383
Forward foreign currency contracts		(61,770)
Foreign currency transactions and foreign denominated assets and liabilities		1,275
Net realized gain		509,888
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $228)		429,974
Foreign currency transactions and foreign denominated assets and liabilities		4,893
Net change in unrealized appreciation (depreciation)		434,867
Net Increase in Net Assets Resulting from Operations		$2,483,053

See Notes to Financial Statements

19

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$1,538,298	$1,400,466
Net realized gain (loss)	509,888	(2,204,064)
Net change in unrealized appreciation (depreciation)	434,867	(721,396)
Net increase (decrease) in net assets resulting from operations	2,483,053	(1,524,994)
Distributions to shareholders:
Dividends and distributions	(74,755)	(1,862,609)
Share transactions*:
Proceeds from sale of shares	3,868,075	4,519,613
Reinvestment of dividends and distributions	74,755	1,862,609
Cost of shares redeemed	(6,710,717)	(8,435,072)
Net decrease in net assets resulting from share transactions	(2,767,887)	(2,052,850)
Total decrease in net assets	(359,589)	(5,440,453)
Net Assets:
Beginning of year	21,605,892	27,046,345
End of year	$21,246,303	$21,605,892
* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	463,835	549,933
Shares reinvested	9,184	222,003
Shares redeemed	(816,298)	(1,027,203)
Net decrease	(343,279)	(255,267)

See Notes to Financial Statements

20

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Initial Class Shares
	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$7.76	$8.90	$8.12	$7.63	$9.33
Income from investment operations:
Net investment income	0.61 (b)	0.47 (b)	0.60 (b)	0.36	0.56
Net realized and unrealized gain (loss) on investments	0.37	(0.97)	0.37	0.13	(1.70)
Total from investment operations	0.98	(0.50)	0.97	0.49	(1.14)
Less dividends and distributions from:
Net investment income	(0.03)	(0.64)	(0.19)	—	(0.56)
Net asset value, end of year	$8.71	$7.76	$8.90	$8.12	$7.63
Total return (a)	12.61%	(6.14)%	12.24%	6.42%	(13.09)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$21,246	$21,606	$27,046	$26,977	$29,483
Ratio of gross expenses to average net assets	1.92%	1.67%	1.57%	1.34%	1.34%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net expenses to average net assets excluding interest expense	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	7.33%	5.80%	7.04%	4.06%	6.38%
Portfolio turnover rate	276%	286%	586%	595%	572%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares. Total returns do not include fees and expenses imposed under your variable annuity contract and/or life insurance policy. If these amounts were reflected, the returns would be lower than those shown.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

21

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2019

Note 1—Fund Organization—VanEck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The VanEck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund currently offers a single class of shares: Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services-Investment Companies.

The following summarizes the Fund’s significant accounting policies.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Fund’s Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy (described below). Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at
22

the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. The Pricing Committee of Van Eck Associates Corporation (the “Adviser”) provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Fund’s valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
23

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

A summary of the inputs and the levels used to value the Fund’s investments are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statement of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments and forward foreign currency contracts, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”)
24

derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedgeing activities. Details of this disclosure are found below as well as in the Schedule of Investments. The Fund held no derivative instruments at December 31, 2019.

Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. During the year ended December 31, 2019, the Fund held forward foreign currency contracts for 12 months. The average amount purchased and sold (in U.S. dollars) were $422,156 and $423,165, respectively. At December 31, 2019, the Fund held no forward foreign currency contracts.

The impact of transactions in derivative instruments during the year ended December 31, 2019, was as follows:

Foreign Currency Risk
Realized gain (loss):
Forward foreign currency contracts[1]	$(61,770)

[1]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of
25

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Fund presents securities lending assets and liabilities on a gross basis in the Statement of Assets and Liabilities. Cash collateral held in the form of money market investments, if any, at December 31, 2019 is presented in the Schedule of Investments and in the Statement of Assets and Liabilities. Non-cash collateral is disclosed in Note 8 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are determined based on the specific identification method.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the first $500 million of average daily net assets, 0.90% of the next $250 million of average daily net assets and 0.70% of the average daily net assets in excess of $750 million. The Adviser has agreed, until at least May 1, 2020, to waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividend and interest payments on securities sold short, taxes, and extraordinary expenses) from exceeding 1.10% of the Fund’s average daily net assets. Refer to the Statement of Operations for the amounts waived/assumed by the Adviser for the year ended December 31, 2019.

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Fund’s distributor. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Distributor.

State Street Bank and Trust Company is the Fund’s custodian and securities lending agent.

Note 4—Investments—For the year ended December 31, 2019, the cost of purchases and proceeds from sales of investments, excluding U.S.

26

government securities and short-term obligations, aggregated to $55,387,239 and $57,658,547 respectively.

Note 5—Income Taxes—As of December 31, 2019, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$21,547,113	$830,770	$(703,523)	$127,247

At December 31, 2019, the components of accumulated distributable earnings (loss) on a tax basis, for the Fund, were as follows:

Undistributed Ordinary Income	Accumulated Capital Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
$1,386,737	$(2,638,175)	$(13,509)	$129,097	$(1,135,850)

The tax character of dividends paid to shareholders were as follows:

	Year Ended December 31, 2019	Year Ended December 31, 2018
Ordinary income	$74,755	$1,862,609

At December 31, 2019, the Fund had capital loss carryforwards available to offset future capital gains, as follows:

Short-Term Capital Losses with No Expiration
$(2,638,175)

During the year ended December 31, 2019, the Fund utilized $672,267 of capital loss carryovers available from prior years.

Each year, the Fund assesses the need for any reclassifications due to permanent book to tax differences that affect distributable earnings / (losses) and aggregate paid in capital. Net assets are not affected by these reclassifications. During the year ended December 31, 2019, the Fund did not have any reclassifications.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income

27

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2019, the Fund did not incur any interest or penalties.

Note 6—Principal Risks—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different security transaction clearance and settlement practices and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

At December 31, 2019, the aggregate shareholder accounts of five insurance companies owned approximately 51%, 19%, 12%, 10%, and 5% of the Fund’s outstanding shares of beneficial interest.

A more complete description of risks is included in the Fund’s Prospectus and Statement of Additional Information.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible funds of the Trust and the VanEck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” on the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” on the Statement of Assets and Liabilities.

Note 8—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with the securities lending agent. The Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all

28

times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Fund will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statement of Operations. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Fund’s Schedule of Investments or Statement of Assets and Liabilities as it is held by the agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Fund bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral at December 31, 2019 is presented on a gross basis in the Schedule of Investments and Statement of Assets and Liabilities. The following is a summary of the Fund’s securities on loan and related collateral as of December 31, 2019:

Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
$1,563,523	$814,970	$786,045	$1,601,015

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2019:

Gross Amount of Recognized Liabilities for Securities Loaned in the Statement of Assets and Liabilities*
Equity Securities	$814,970

*	Remaining contractual maturity of the agreements: overnight and continuous

Note 9—Bank Line of Credit—The Trust participates with VanEck Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or

29

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

purchases of portfolio securities, the repurchase or redemption of shares of the Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2019, the average daily loan balance during the 15 day period of which a loan was outstanding amounted to $226,713 and the average interest rate was 3.75%. At December 31, 2019, the Fund had no outstanding borrowings under the Facility.

Note 10—Recent Accounting Pronouncements—The Fund early adopted certain provisions of Accounting Standards Update No. 2018-13 Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) that eliminate and modify certain disclosure requirements for fair value measurements. The adoption of certain provisions of ASU 2018-13 had no material effect on the financial statements and related disclosures. Management evaluated the additional requirements, not yet adopted, and they are not expected to have a material impact to the financial statements. Public companies will be required to disclose the range and weighted average of significant unobservable inputs for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Effective January 1, 2019, the Fund adopted Accounting Standards Update ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (the “ASU 2017-08”), that shortened the amortization period for certain purchased callable debt securities held at premium to the earliest call date. The new guidance has not changed the accounting for purchased callable debt securities held at a discount. Based on management’s evaluation, the adoption of the ASU 2017-08 had no material effect on the financial statements and related disclosures.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

30

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of VanEck VIP Unconstrained Emerging Markets Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of VanEck VIP Unconstrained Emerging Markets Bond Fund (the “Fund”) (one of the series constituting VanEck VIP Trust (the “Trust”)), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of VanEck VIP Unconstrained Emerging Markets Bond Fund (one of the series constituting VanEck VIP Trust) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

31

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the VanEck investment companies since 1999.

New York, New York

February 14, 2020

32

VANECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2019:

Record Date:	01/30/2019
Payable Date:	01/31/2019
Ordinary Income Paid Per Share	$0.027100
Dividends Qualifying for the Dividends Received Deduction for Corporations	0.00%	*
Foreign Source Income	100.00%	*
Foreign Taxes Paid Per Share	$0.001380

*	Expressed as a percentage of the ordinary income distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

33

VANECK VIP TRUST

SPECIAL MEETING OF SHAREHOLDERS

October 11, 2019 (unaudited)

VANECK VIP TRUST

VanEck VIP Emerging Markets Fund

VanEck VIP Global Gold Fund

VanEck VIP Global Hard Assets Fund

VanEck VIP Unconstrained Emerging Markets Bond Fund

A Special Meeting of Shareholders of VanEck VIP Trust (the “Trust”) was held at the offices of the Trust, 666 Third Avenue, 9th Floor, New York, New York 10017 on October 11, 2019. The purpose of the meeting was to elect Trustees of the Trust. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Trust: Jon Lukomnik, Jane DiRenzo Pigott, R. Alastair Short, Richard D. Stamberger, Robert L. Stelzl, and Jan F. van Eck. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal: To elect a Board of Trustees*:

Name	For	Withheld
Jon Lukomnik	25,514,194.941	842,144.970
Jane DiRenzo Pigott	25,490,919.107	865,420.804
R. Alastair Short	25,505,009.742	851,330.169
Richard D. Stamberger	25,502,062.215	854,277.696
Robert L. Stelzl	25,466,422.851	889,917.060
Jan F. van Eck	25,492,557.910	863,782.001
Total Trust Shares Outstanding**: 31,477,728.439

*	Results are for all series portfolios within the Trust.
**	As of the record date.
34

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2019 (unaudited)

The Trustees of the Trust, their address, position with the Trust, age and principal occupations during the past five years, as of January 1, 2020, are set forth below:

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(I)	Trustee (since 2006)	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute.	11	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Chairman of the Board of the New York Classical Theatre.

Jane DiRenzo Pigott 1957 (I)	Trustee (since 2007); Chairperson of the Board (since 2020)	Managing Director, R3 Group LLC (consulting firm).	11	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra.

				Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(I)	Trustee (since 2004); Chairperson of the Audit Committee since 2006)	President, Apex Capital Corporation (personal investment vehicle).	66	Chairman and Independent Director, EULAV Asset Management; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.
35

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2019 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Richard D. Stamberger 1959 (G)(I)	Trustee (since 1995)	President and CEO, SmartBrief, Inc. (business media company).	66	Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (G)(I)	Trustee (since 2007); Chairperson of the Governance Committee (since 2017)	Co-Trustee, the estate of Donald Koll; Trustee, Robert D. MacDonald Trust; Trustee, GH Insurance Trusts. Formerly, Trustee, Joslyn Family Trusts; President, Rivas Capital, Inc. (real estate property management services company).	11	Director, Brookfield Office Properties, Inc., Brookfield Residential Properties, Inc., Brookfield DTLA Fund Office Trust Investor, Inc., Brookfield Property Finance ULC and Brookfield Property Split Corp.

Interested Trustee:

Jan F. van Eck(4) 1963 (I)	Trustee (Since 2019); Chairperson of the Investment Oversight Committee (since 2020); Chief Executive Officer and President (Since 2010)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	66	Director, National Committee on US China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(4)	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
(I)	Member of the Investment Oversight Committee.
36

The executive officers of the Trust, their age and address, the positions they hold with the Trust, their term of office and length of time served and their principal business occupations during the past five years are shown below:

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Associate, Clifford Chance US LLP.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager for VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (since 2012); Treasurer (since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.
37

VANECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2019 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (since 2016); Assistant Secretary (since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC, Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President; Secretary and Chief Legal Officer	Senior Vice President (since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
38

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck VIP (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VIPUEMBAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that R. Alastair Short, member of the Audit Committee, is an “audit committee financial expert” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is December 31.

(a)	Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2019 and December 31, 2018, were $121,750 and $123,750, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended December 31, 2019 and December 31, 2018, were $32,098 and $50,906, respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of two Independent Trustees. Jon Lukomnik and R. Alastair Short currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK VIP TRUST

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date March 6, 2020

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 6, 2020